VANGUARD(R)CAPITAL OPPORTUNITY FUND

ANNUAL REPORT * OCTOBER 31, 2001

STOCK

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                    1
Report from the Adviser                     6
Fund Profile                                9
Glossary of Investment Terms               10
Performance Summary                        11
Your Fund's After-Tax Returns              12
Financial Statements                       13
--------------------------------------------------------------------------------
Summary

* Vanguard Capital Opportunity Fund returned -25.7% during the 12 months ended October 31, 2001, as growth stocks declined sharply.

* Despite the painful loss, the fund fared far better than its average competitor, which returned -43.3%.

* After a "cooling off" period meant to discourage "hot money," the fund reopened to new investors in April 2001.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

VANGUARD CAPITAL OPPORTUNITY FUND returned -25.7% during the fiscal year, as the one-two combination of economic weakness and the September 11 terrorist attacks flattened growth stocks. While a loss of this size is always disappointing, the fund's performance was a relative triumph. The Capital Opportunity Fund's average mutual fund peer returned -43.3%. And the Standard & Poor's MidCap 400/BARRA Growth Index, a representative benchmark of growth stocks, returned -26.7%.

     The table below presents the total returns (capital change plus reinvested dividends) for your fund, the average multi-cap growth fund, and the fund's benchmark index. The table also shows the return of the Wilshire 5000 Total Market Index, a proxy for the overall U.S. stock market.


--------------------------------------------------------------
2001 TOTAL RETURNS                           FISCAL YEAR ENDED
                                                    OCTOBER 31
--------------------------------------------------------------
VANGUARD CAPITAL OPPORTUNITY FUND                       -25.7%
Average Multi-Cap Growth Fund*                          -43.3
S&P MidCap 400/BARRA Growth Index                       -26.7
Wilshire 5000 Index                                     -25.6
--------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The fund's total return is based on a decrease in net asset value from $30.16 per share on October 31, 2000, to $20.73 per share on October 31, 2001, and is adjusted for a dividend of $0.16 per share paid from net investment income and a distribution of $1.92 per share paid from net realized capital gains.

     In April, the fund's trustees elected to reopen Capital Opportunity, which had been closed to new investors in March 2000. We also introduced Admiral Shares on November 12, less than two weeks after the fiscal year ended. These shares, which carry a lower expense ratio, are offered to sizable and long-tenured accounts that generate economies of scale for the fund.

     If you hold Capital Opportunity in a taxable account, we direct your attention to a review of the fund's after-tax returns on page 12.

ECONOMIC OVERVIEW

The U.S. economy had already weakened markedly before the terrorist attacks of September 11. The economic reports that arrived over the ensuing month and a half indicated that the reaction to the attacks had deepened the recession:
Output of goods and services fell, unemployment soared, and consumer spending--which had been propping up the economy's growth--waned.

     The nation's gross domestic product, adjusted for inflation, fell at an annual rate of -1.1% during the third quarter of 2001, a period that included the first few weeks after the attacks but did not reflect their full impact. It was the first quarterly decline in GDP in more than eight years. Corporate profits plunged, as numerous companies saw their revenues fall even while expenses were rising. Many responded by laying off employees.

     The unemployment rate climbed to 5.4% in October--the highest level in almost five years. The job losses spread beyond manufacturing to the service sector. Travel-related industries were hit especially hard.

     Consumer spending, which accounts for two-thirds of U.S. economic activity, declined sharply after the attacks. For much of the past year, consumers' willingness to open their pocketbooks had offset the steep declines in business spending that were curbing economic growth. Companies especially cut spending on high-tech equipment and software. Heavy spending on such products had helped to fuel the economic boom and bull market of the late 1990s.


--------------------------------------------------------------------------------
MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                   ONE        THREE         FIVE
STOCKS                                            YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
S&P 500 Index (Large-caps)                      -24.9%         0.0%        10.0%
Russell 2000 Index (Small-caps)                 -12.7          5.6          6.1
Wilshire 5000 Index (Entire market)             -25.6          0.4          8.8
MSCI EAFE Index (International)                 -24.9         -3.6          0.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      14.6%         7.3%         8.0%
Lehman 10 Year Municipal Bond Index              10.2          5.6          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        4.8          5.0          5.1
================================================================================
CPI
Consumer Price Index                              2.1%         2.7%         2.3%
--------------------------------------------------------------------------------


     In light of the worsening economic picture and the terrorist attacks, the Federal Reserve Board accelerated its campaign to bolster the economy by reducing interest rates. The Fed cut its target for the federal funds rate--the rate at which banks make overnight loans to each other--three times after September 11 (including a 50-basis-point cut on November 6, a few days after your fund's fiscal year-end). In doing so, the Fed reached several milestones: the lowest federal funds rate in four decades (2.00%); the biggest total rate reduction in a calendar year (450 basis points, or 4.50 percentage points); and the highest number of rate cuts in a year (ten), matching the total for 1991.

FINANCIAL MARKETS IN REVIEW

The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on September 21. The picture brightened a bit after that, and by October 31 stocks had mostly recovered to their pre-attack levels. But the last-minute surge was not enough to offset months of steep declines during the fiscal year. For the 12 months, the Wilshire 5000 Index returned -25.6%.

Value stocks--those with comparatively low prices relative to earnings and other measures--held up better than growth stocks for the 12 months, although both groups generated losses.

     Growth stocks, particularly technology shares, had some strong interim rallies, including one during the last weeks of the fiscal year. But the overall trend was down. The tech-heavy Nasdaq Composite Index posted a dismal 12-month return of -49.3%.

     Falling stock values, the floundering economy, and the Fed's rate cuts boosted bonds during the 12 months. Rising prices led to a stellar 14.6% return for the Lehman Brothers Aggregate Bond Index, a broad barometer of the taxable U.S. bond market. Long-term bonds got a further boost when the Treasury Department announced on the final day of the fiscal year that it would no longer issue 30-year bonds, once considered bellwethers for the U.S. bond market.

     During the 12 months,  bond yields,  which move in the  opposite  direction from the bonds' prices, fell across the maturity spectrum. Yields for shorter-term securities declined most. The yield of the 30-year Treasury bond fell 92 basis points (0.92 percentage point) to 4.87%. The yield of the 10-year Treasury note fell 153 basis points to 4.23%. In contrast, the yield of the 3-month Treasury bill, which follows the Fed's interest rate moves with a slight lag, plunged 437 basis points to 2.01%. It's worth noting that the decline in interest rates leaves short-term rates below the level of inflation.

FISCAL 2001 PERFORMANCE OVERVIEW

Vanguard Capital Opportunity Fund finished fiscal 2001 with a return of -25.7%. This result can hardly be called "good," but the average multi-cap growth fund declined more than -40%. Your fund also managed to beat its benchmark index, which tends to be more broadly diversified.

--------------------------------------------------------------------------------
The fund's two distinct periods of performance illustrated both the opportunities and the risks of focusing on individual stock selection rather than broad sector diversification.
-------------------------------------------------------------------------------

     During the fiscal year, the fund experienced two distinct periods of performance, illustrating both the opportunities and the risks of a sharp focus on individual stock selection rather than broad sector diversification. Early this year, the fund's emphasis on reasonably priced growth stocks led to heavy weightings in the technology and producer durables sectors. The fund also built up a big position in transportation stocks, most of which were airlines. By the end of April, these three sectors accounted for almost 60% of the fund's assets, more than twice their aggregate weighting in the benchmark index.

     Until the terrorist attacks of September 11, this positioning was highly effective. But when the four hijacked jumbo jets crashed that awful day, the fund's concentration proved costly, as its airline holdings were severely affected. The Capital Opportunity Fund lost more than -9% on the day the stock market reopened, declining twice as much as the S&P 500 Index.

     While we recouped much of that loss by the fiscal year-end, the episode demonstrates clearly that the fund's willingness to make big commitments to its best ideas increases the potential for both outperformance and underperformance. That said, we have great confidence in your fund's adviser, PRIMECAP Management Company, and we expect the periods of relative strength to predominate.

LIFETIME PERFORMANCE OVERVIEW

As your fund's lifetime performance record demonstrates, our confidence has thus far been rewarded with exceptional performance. The table below shows the total returns of the Capital Opportunity Fund, the average multi-cap growth fund, the fund's benchmark index, and the broad market from August 14, 1995, to October 31, 2001. It also shows the growth of a theoretical $25,000 investment in each.

     Since the fund's 1995 inception, $25,000 invested in the Capital Opportunity Fund has grown to $62,452. The average multi-cap growth fund, by contrast, turned $25,000 into just $42,385 over the same period. Your fund also outperformed the two unmanaged indexes--which was no easy task, as the theoretical constructs incur no operating expenses or transaction costs.

--------------------------------------------------------------------------------
TOTAL RETURNS                                           AUGUST 14, 1995, THROUGH
                                                                OCTOBER 31, 2001
                                               ---------------------------------
                                               AVERAGE            FINAL VALUE OF
                                                ANNUAL                 A $25,000
                                                RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Capital Opportunity Fund                15.9%                 $  62,452
Average Multi-Cap Growth Fund                     8.9                     42,385
S&P MidCap 400/BARRA Growth Index                14.8                     58,885
Wilshire 5000 Index                              11.2                     48,296
--------------------------------------------------------------------------------

     What makes this record especially impressive is that prior to February 1998--when Capital Opportunity was managed by a different adviser--the fund badly lagged all of its comparative standards. Merely closing the long-term gap would have been an extraordinary feat. Obviously, PRIMECAP Management has more than met the challenge.

     That said, the era in which your fund produced enormous returns is over. Although stocks dropped sharply during the past year, they remain highly valued by historical standards, suggesting that future gains will be modest. One way to prepare for the possibility of more modest returns is to keep your investment costs low. Vanguard Capital Opportunity Fund's expense ratio (annual operating costs as a percentage of average net assets) is 0.60%, or $6.00 per $1,000 invested, compared with 1.53%, or $15.30 per $1,000 invested, for its average peer. In the competitive investment arena, your fund enjoys a head start equal to almost 1 percentage point.

IN SUMMARY

Vanguard Capital Opportunity Fund offers shareholders access to the investment talents of PRIMECAP Management, a world-class growth-stock specialist. We expect the adviser's approach to produce strong results relative to other multi-cap growth stock managers, but not without incurring significant risk. This combination makes the Capital Opportunity Fund most suitable as one component of a broadly diversified portfolio.

     We believe that your investment plan should include both stock and fixed income funds, with your allocations to each determined by your time horizon, financial circumstances, and tolerance for risk. By keeping your investment costs low, you allow these principles of balance and diversification to work on your behalf with minimal friction.

     We thank you for your trust, and look forward to reporting to you six months hence.


Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 14, 2001

REPORT FROM THE ADVISER

During the fiscal year ended October 31, 2001, mid-cap growth stocks posted dismal returns. vanguard capital opportunity fund returned -25.7%. This result was a disappointment, somewhat ameliorated by the fact that we surpassed both the -43.3% return of the average multi-cap growth fund and the -26.7% return of the S&P MidCap 400/BARRA Growth Index.

THE INVESTMENT ENVIRONMENT

The stock market was treacherous during fiscal 2001, particularly among the technology stocks that account for a sizable portion of the fund's assets. As the economy slowed, businesses curtailed spending on the routers, cables, software, and computers that fueled the economy's--and the stock market's--furious growth during the late 1990s. The tech stocks in the S&P MidCap 400/BARRA Growth Index returned -47.7%.

     As weakness spread from technology-related industries to the broader economy, corporate profits withered, taking down stocks that had been priced for the best of times. The only bright spots were consumer spending and housing. Consumer discretionary stocks posted some of the market's best returns, as people continued to flock to the nation's shopping centers. However, consumer confidence faltered in the wake of the September 11 attacks, raising doubts about the public's continued willingness to spend.

OUR SUCCESSES

The fund earned good returns within the consumer discretionary sector by focusing on discount retailers. Home improvement retailer Lowe's capitalized on the housing boom, returning 49.6%. Deep discounter TJX, parent company of clothing retailer T.J. Maxx, also posted strong returns. The retailer's off-price clothing should be relatively insensitive to any decline in consumer spending.

     We also benefited from select positions in technology and biotechnology stocks. During the year, we initiated a position in software maker Symantec, which had fallen sharply in 2000. The stock rallied in 2001, finishing the year as the portfolio's best performer. We also reaped impressive gains from our shares in BioChem Pharma, a small pharmaceuticals company that was acquired by Shire Pharmaceuticals.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

OUR SHORTFALLS

The technology sector in general, and your fund's tech holdings in particular, were hit hard. At the start of the fiscal year, we had about 35% of fund assets in tech stocks. Collectively, these holdings returned -49.7%. Our tech weighting is far larger than that of our benchmark index. Among our worst performers were Compaq Computer (-71.0%), chipmaker Rambus (-81.9%), and software maker Adobe Systems (-65.2%).

     Despite a brutal year, we retained enough confidence in the tech sector to add to existing positions and initiate new ones. For example, we bought battered blue chips such as Microsoft and fast-growing smaller companies such as TriQuint Semiconductor. Over time, we expect these companies to benefit from corporate America's continuing need to invest heavily in information technology.

THE FUND'S POSITIONING

Today the portfolio is more broadly diversified than in years past. We have a smaller commitment to technology stocks and a greater emphasis on stocks in defensive sectors such as energy and consumer discretionary.

     We've broadened the portfolio because in these unsettled times we have less conviction about which sectors will perform best in the future. Our caution is reflected in the fund's top-ten holdings, which at fiscal year-end accounted for a smaller proportion of fund assets than a year ago (27.4% versus 35.3%) and include a wider variety of names. For example, industrial stocks such as Millipore (filtration systems) and Thomas & Betts (electrical components) have taken spots previously occupied by technology stocks.

     We've also allowed the fund's cash holdings to rise to about 10% of assets. These reserves give us flexibility to navigate the fund through this uncertain period and to capitalize on new investment opportunities.


OUR POSITION ON AIRLINE STOCKS

At the beginning of the fiscal year, 13.5% of the portfolio was invested in auto & transportation stocks, principally airline and air cargo companies. We've long had a favorable outlook on the airline industry, believing that steadily improving industry fundamentals, low valuations, and slower growth in passenger seating would set the stage for impressive increases in earnings.

     However, the cataclysmic events of September 11 abruptly changed the dynamics of the airline industry. Facing substantially reduced passenger traffic, significantly increased costs, and restrictions on cargo transport, the industry is on the brink of disaster. We have eliminated our position in those airline stocks that face the most harrowing financial risks, including UAL (parent company of United Airlines) and America West Holdings.

     As vital as the airline industry is to our economy, we feel confident that the government will offer meaningful financial support to preserve a healthy airline industry. However, the immediate risks to the industry are extraordinary.

IN SUMMARY

The stock markets were buffeted by worrisome economic news and the tragic attacks on the United States. Like most fund managers, we provided our shareholders with disappointing returns in this tough environment. Although we've repositioned the portfolio for a period of heightened uncertainty, we remain true to our emphasis on reasonably valued small- and mid-sized stocks with strong prospects for growth. We thank you for your trust and patience during the difficult past year.

Theo A. Kolokotrones                                  Howard B. Schow
Portfolio Manager                                     Portfolio Manager
                                Joel P. Fried
                                Portfolio Manager

PRIMECAP Management Company

November 13, 2001

Fund Profile                                              As of October 31, 2001
 for Capital Opportunity Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

-------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                  BEST           WILSHIRE
                                   FUND           FIT*               5000
-------------------------------------------------------------------------
Number of Stocks                    123            148              6,148
Median Market Cap                 $4.6B          $2.2B             $32.7B
Price/Earnings Ratio              29.6x          32.0x              27.1x
Price/Book Ratio                   2.2x           4.4x               3.0x
Yield                              0.1%           0.5%               1.4%
Return on Equity                  15.1%          15.2%              22.8%
Earnings Growth Rate              14.6%          12.4%              14.8%
Foreign Holdings                   2.2%           0.0%               0.0%
Turnover Rate                       20%             --                 --
Expense Ratio                     0.60%             --                 --
Cash Investments                  10.1%             --                 --
-------------------------------------------------------------------------


------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pharmacia Corp.                 5.3%
  (pharmaceuticals)
General Motors Corp. Class H    3.4
  (telecommunications)
FedEx Corp.                     2.9
  (air transportation)
Micron Technology, Inc.         2.8
  (electronics)
Motorola, Inc.                  2.6
  (telecommunications)
Millipore Corp.                 2.4
  (manufacturing)
Sabre Holdings Corp.            2.1
  (software)
Symantec Corp.                  2.0
  (software)
Thomas & Betts Corp.            2.0
  (electronics)
Novartis AG ADR                 1.9
  (pharmaceuticals)
------------------------------------
Top Ten                        27.4%
------------------------------------

---------------------------------------------------------------
VOLATILITY MEASURES
                                BEST                   WILSHIRE
                     FUND       FIT*       FUND            5000
---------------------------------------------------------------
R-Squared            0.70       1.00       0.67            1.00
Beta                 0.82       1.00       1.26            1.00
---------------------------------------------------------------

---------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                           BEST        WILSHIRE
                               FUND        FIT*            5000
---------------------------------------------------------------
Auto & Transportation          11.2%        1.7%           2.0%
Consumer Discretionary         18.7        17.0           13.7
Consumer Staples                0.0         3.2            6.9
Financial Services              4.9        19.4           20.1
Health Care                    14.8        25.1           15.2
Integrated Oils                 4.0         0.0            3.8
Other Energy                    4.7         5.9            2.4
Materials & Processing          2.6         2.7            3.2
Producer Durables               8.3         6.8            3.2
Technology                     28.3        14.9           15.7
Utilities                       2.5         1.2            8.6
Other                           0.0         2.1            5.2
---------------------------------------------------------------

-------------------------------
INVESTMENT FOCUS

MARKET CAP               MEDIUM
STYLE                    GROWTH
-------------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*S&P MidCap 400/BARRA Growth Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
  FOR CAPITAL OPPORTUNITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 14, 1995-OCTOBER 31, 2001

                                   AVERAGE    S&P MIDCAP
                     CAPITAL     MULTI-CAP     400/BARRA
                 OPPORTUNITY        GROWTH        GROWTH      WILSHIRE
                       FUND*        FUND**         INDEX    5000 INDEX

8/14/1995              25000         25000         25000         25000
   199510              24201         24947         24278         25360
   199601              23427         26002         25067         27586
   199604              26402         28581         27967         29077
   199607              23177         26408         25290         28028
   199610              27027         29288         28131         30890
   199701              29821         32064         30932         34309
   199704              24392         29841         29443         34205
   199707              28745         36911         37925         41257
   199710              26219         36352         37481         40648
   199801              25511         37043         37642         42987
   199804              29482         42696         44155         49000
   199807              29256         41860         41305         48286
   199810              28828         38682         40007         46661
   199901              36870         49734         50275         54713
   199904              38658         51189         52197         57389
   199907              46704         52845         54139         57146
   199910              52393         55663         56165         58640
   200001              68868         70558         65377         62499
   200004              85416         75606         74461         64168
   200007              85026         76471         75788         63340
   200010              84023         74767         80315         63393
   200101              85888         65252         72428         60300
   200104              78085         55056         67300         55100
   200107              75976         50479         66469         53811
   200110              62452         42385         58885         48296
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED OCTOBER 31, 2001
                                  ---------------------------------  FINAL VALUE
                                      ONE       FIVE        SINCE   OF A $25,000
                                     YEAR      YEARS    INCEPTION     INVESTMENT
--------------------------------------------------------------------------------
Capital Opportunity Fund*         -26.42%      18.24%       15.87%      $ 62,452
Average Multi-Cap Growth
  Fund**                          -43.31        7.67         8.87         42,385
S&P MidCap 400/BARRA Growth
  Index                           -26.68       15.92        14.78         58,885
Wilshire 5000 Index               -25.57        8.84        11.18         48,296
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)AUGUST 14, 1995-OCTOBER 31, 2001

                                    S&P MIDCAP
                     CAPITAL         400/BARRA
                 OPPORTUNITY            GROWTH
                       FUND*             INDEX

1995                    -3.2              -2.9
1996                    11.7              15.9
1997                    -3.0              33.2
1998                    10.0               6.7
1999                    81.7              40.4
2000                    60.4              43.0
2001                   -25.7             -26.7
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                                             ONE    FIVE -----------------------
                          INCEPTION DATE    YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Capital Opportunity Fund       8/14/1995 -32.86%  15.73%   14.71%   0.32% 15.03%
Fee-Adjusted Returns*                    -33.53   15.73    14.71    0.32  15.03
--------------------------------------------------------------------------------
* Reflective of the 1% fee assessed on redemptions of shares that are held in the fund for less than five years.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED OCTOBER 31, 2001
                                                                          SINCE
                                         ONE YEAR*    FIVE YEARS    INCEPTION**
                                        ----------------------------------------
Capital Opportunity Fund
Returns Before Taxes                       -26.42%        18.24%         15.87%
Returns After Taxes on Distributions       -28.22         16.86          14.76
Returns After Taxes on Distributions
  and Sale of Fund Shares                  -15.39         14.77          12.98
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares that are held in the fund for less than five years.
**August 14, 1995.

FINANCIAL STATEMENTS
  OCTOBER 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's marketvalue on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CAPITAL OPPORTUNITY FUND                          SHARES                  (000)
-------------------------------------------------------------------------------
COMMON STOCKS (89.9%)
-------------------------------------------------------------------------------
AUTO & Transportation (10.1%)
*   FedEx Corp.                           $    3,169,300         $      130,195
*   AMR Corp.                                  4,368,000                 79,498
    Delta Air Lines, Inc.                      3,395,000                 77,610
*(1)Atlantic Coast Airlines
     Holdings Inc.                             3,200,000                 60,096
    Union Pacific Corp.                        1,140,000                 59,291
*   American Axle &
     Manufacturing Holdings, Inc.              1,175,000                 19,858
*(1)Midwest Express Holdings, Inc.             1,073,000                 11,910
*(1)Strattec Security Corp.                      220,000                  7,040
     United Parcel Service, Inc.                  60,000                  3,060
                                                                 --------------
                                                                 $      448,558
                                                                 --------------
CONSUMER DISCRETIONARY (16.9%)

*   General Motors Corp. Class H              10,883,000                149,641
*(1)Tommy Hilfiger Corp.                       5,754,800                 66,123
*   Best Buy Co., Inc.                         1,061,000                 58,249
    RadioShack Corp.                           2,200,000                 54,978
*(1)Men's Wearhouse, Inc.                      2,425,000                 48,184
    Lowe's Cos., Inc.                          1,407,600                 47,998
    TJX Cos., Inc.                             1,413,700                 47,783
*(1)Linens 'n Things, Inc.                     2,300,000                 41,860
    Eastman Kodak Co.                          1,470,000                 37,588
*   Robert Half International, Inc.            1,600,000                 33,008
*(1)The Dress Barn, Inc.                       1,050,000                 23,772
*   Tetra Tech, Inc.                             897,500                 23,227
    Belo Corp. Class A                           950,000                 16,245
*   Edison Schools Inc.                          800,000                 15,080
*   Metro-Goldwyn-Mayer Inc.                     700,000                 11,242
*(1)REX Stores Corp.                             750,000                 10,313
*   Hearst-Argyle Television Inc.                520,000                  9,672
    Family Dollar Stores, Inc.                   330,000                  9,524
*   Mattel, Inc.                                 500,000                  9,465
*   USA Networks, Inc.                           503,000                  9,275
    Tiffany & Co.                                250,800                  5,866
    International Flavors &
     Fragrances, Inc.                            200,000                  5,702
*   Abercrombie & Fitch Co.                      300,000                  5,646
*   Fox Entertainment Group, Inc.
     Class A                                     200,000                  4,402
    Manpower Inc.                                125,000                  3,570
    Royal Caribbean Cruises, Ltd.                125,500                  1,381
                                                                 --------------
                                                                 $      749,794
                                                                 --------------

FINANCIAL SERVICES (4.4%)
    MBIA, Inc.                                 1,762,500                 81,181
    Wells Fargo Co.                            1,000,000                 39,500
    Washington Mutual, Inc.                    1,140,000                 34,417
    Bank One Corp.                               400,000                 13,276
    Horace Mann Educators Corp.                  400,000                  7,580
    Zenith National Insurance Corp.              250,000                  6,403
    W.R. Berkley Corp.                           110,000                  5,852
    HCC Insurance Holdings, Inc.                 200,000                  5,498
    UMB Financial Corp.                           66,000                  2,773
*   Portal Software, Inc.                        155,000                    295
                                                                 --------------
                                                                 $      196,775
                                                                 --------------
HEALTH CARE (13.3%)

    Pharmacia Corp.                            5,779,800                234,197
    Novartis AG ADR                            2,290,000                 86,173
*   Biogen, Inc.                               1,450,000                 79,750

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CAPITAL OPPORTUNITY FUND                          SHARES                  (000)
-------------------------------------------------------------------------------
*   ICOS Corp.                            $    1,277,500         $       73,776
*   Guidant Corp.                                380,000                 15,774
*   Pharmacyclics, Inc.                          713,250                 15,499
*   Sepracor Inc.                                300,000                 14,232
*   SuperGen, Inc.                             1,325,000                 13,555
*   Chiron Corp.                                 250,000                 13,455
*(1)Dendreon Corp.                             1,433,500                 12,543
*   Boston Scientific Corp.                      430,000                  9,778
*   Edwards Lifesciences Corp.                   360,000                  9,144
    Eli Lilly & Co.                               75,000                  5,738
*   Applera Corp.-
     Celera Genomics Group                       236,400                  5,555
*   Novoste Corp.                                300,000                  3,465
*   Amgen, Inc.                                   25,000                  1,421
                                                                 --------------
                                                                 $      594,055
                                                                 --------------
INTEGRATED OILS (3.6%)
    Phillips Petroleum Co.                     1,480,000                 80,527
    Murphy Oil Corp.                           1,000,000                 79,500
                                                                 --------------
                                                                 $      160,027
                                                                 --------------
OTHER ENERGY (4.2%)
    Anadarko Petroleum Corp.                   1,000,000                 57,050
    Noble Affiliates, Inc.                     1,400,000                 51,757
    Pogo Producing Co.                         1,420,000                 38,794
*(1)Input/Output, Inc.                         2,823,000                 22,725
*   Varco International, Inc.                  1,200,000                 18,000
                                                                 --------------
                                                                 $      188,326
                                                                 --------------
MATERIALS & Processing (2.3%)
(1) Minerals Technologies, Inc.                1,000,000                 40,900
    Engelhard Corp.                            1,200,000                 31,416
    Sigma-Aldrich Corp.                          550,000                 20,636
*(1)Landec Corp.                               1,015,000                  3,918
*   Wilson Greatbatch Technologies, Inc.         118,500                  3,407
*   Insituform Technologies Class A              105,800                  2,027
*   Syngenta AG ADR                               72,569                    746
                                                                 --------------
                                                                 $      103,050
                                                                 --------------
PRODUCER DURABLES (7.4%)
    Millipore Corp.                            2,005,000                104,862
(1) Thomas & Betts Corp.                       4,850,000                 88,076
*   Tektronix, Inc.                            2,557,200                 50,377
*(1)CUNO Inc.                                  1,000,000                 25,940
*   Plantronics, Inc.                          1,150,000                 23,897
*   Ionics, Inc.                                 517,000                 12,150
*   Mykrolis Corp.                               743,800                  7,884
*(1)Metawave Communications Corp.              3,839,000                  7,678
*   ESCO Technologies Inc.                       200,000                  5,552
    Lindsay Manufacturing Co.                    158,100                  2,915
*   Agilent Technologies, Inc.                    73,245                  1,631
                                                                 --------------
                                                                 $      330,962
                                                                 --------------
TECHNOLOGY (25.4%)
COMMUNICATIONS TECHNOLOGY (6.4%)
    Motorola, Inc.                             7,055,500                115,499
    Nortel Networks Corp.                     11,925,000                 69,284
*   Research In Motion Ltd.                    3,050,000                 49,866
*   Advanced Fibre Communications, Inc.        1,880,000                 35,024
    Lucent Technologies, Inc.                  1,000,000                  6,700
    Corning, Inc.                                460,000                  3,708
*   Avaya Inc.                                   209,529                  1,871
*   Harmonic, Inc.                               100,000                    807
(1) Centrinity Inc.                            1,209,302                    648

COMPUTER SERVICES SOFTWARE & Systems (9.9%)
*   Sabre Holdings Corp.                       3,522,948                 92,654
*   Symantec Corp.                             1,630,000                 89,634
*   Microsoft Corp.                            1,430,000                 83,155
*   Citrix Systems, Inc.                       1,940,000                 45,396
*   Rational Software Corp.                    2,960,000                 38,835
    Adobe Systems, Inc.                        1,185,000                 31,284
*(1)The Descartes Systems Group Inc.           4,645,000                 22,621
    Autodesk, Inc.                               630,000                 20,929
*   Optimal Robotics Corp.                       580,000                 17,098
*   Cognizant Technology Solutions Corp.          40,000                  1,129
*   i2 Technologies, Inc.                         30,000                    137

COMPUTER TECHNOLOGY (2.6%)
*(1)Concurrent Computer Corp.                  5,465,000                 64,159
    Compaq Computer Corp.                      6,000,000                 52,500

ELECTRONICS (0.3%)

* Amphenol Corp.                                 322,100                 14,350

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (5.0%)
*   Micron Technology, Inc.                    5,550,000                126,318
*   TriQuint Semiconductor, Inc.               1,700,000                 30,056
*   Lattice Semiconductor Corp.                1,545,000                 27,038
*   Rambus Inc.                                2,800,000                 22,764
    Texas Instruments, Inc.                      352,000                  9,852
    Intel Corp.                                  235,000                  5,739
* Silicon Image, Inc.                            734,000                    932

ELECTRONICS--TECHNOLOGY (0.4%)
*   Coherent, Inc.                               620,000                 16,430

SCIENTIFIC EQUIPMENT & Supplies (0.8%)

    Applera Corp.-Applied Biosystems
     Group                                     1,190,000                 34,724
                                                                 --------------
                                                                 $    1,131,141
                                                                 --------------

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                  SHARES                  (000)
-------------------------------------------------------------------------------
UTILITIES (2.3%)
    Sprint Corp.                               2,214,700                 44,294
*   WorldCom Inc.- WorldCom Group              2,706,200                 36,398
* Cablevision Systems Corp.- NY Group
     Class A                                     325,000                 11,131
* Cablevision Systems Corp.- Rainbow
     Media Group                                 362,500                  7,739
  WorldCom, Inc.-MCI Group                       108,248                  1,283
                                                                 --------------
                                                                 $      100,845
                                                                 --------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $4,490,827)                                           $    4,003,533
-------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    2.60%, 11/1/2001                      $      457,061                457,061
    2.60%, 11/1/2001--Note G                      82,489                 82,489
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $539,550)                                              $      539,550
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
    (COST $5,030,377)                                            $    4,543,083
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                             $        9,199
Liabilities--Note G                                                     (98,514)
                                                                 ---------------
                                                                        (89,315)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 214,798,810 outstanding $.001
    par value  shares of  beneficial interest
     (UNLIMITED AUTHORIZATION)                                   $    4,453,768
================================================================================

NET ASSET VALUE PER SHARE                                        $        20.73
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $558,506,000.
ADR--American Depositary Receipt.
--------------------------------------------------------------------------------
                                                  AMOUNT                    PER
                                                   (000)                  SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                           $    4,945,304         $        23.02
Undistributed Net
    Investment Income                             11,169                    .05
Accumulated Net
    Realized Losses--Note E                      (15,411)                  (.07)
Unrealized Depreciation--Note F                 (487,294)                 (2.27)
--------------------------------------------------------------------------------
NET ASSETS                                $    4,453,768         $        20.73
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


--------------------------------------------------------------------------------
                                                        CAPITAL OPPORTUNITY FUND
                                                     YEAR ENDED OCTOBER 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends*                                                       $       26,111
Interest                                                                 18,388
Security Lending                                                            139
--------------------------------------------------------------------------------
     Total Income                                                $       44,638
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                       12,087
  The Vanguard Group--Note C
     Management and Administrative                                       17,737
     Marketing and Distribution                                             617
  Custodian Fees                                                             33
  Auditing Fees                                                              12
  Shareholders' Reports                                                     116
  Trustees' Fees and Expenses                                                 8
--------------------------------------------------------------------------------
     Total Expenses                                                      30,610
     Expenses Paid Indirectly--Note D                                      (187)
--------------------------------------------------------------------------------
     Net Expenses                                                $       30,423
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    14,215
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                 (14,650)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                            (1,544,715)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   (1,545,150)
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies were $4,174,000 and $(58,172,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                       CAPITAL OPPORTUNITY FUND
                                                        YEAR ENDED OCTOBER 31,
                                                     ---------------------------
                                                            2001           2000
                                                           (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                     14,215         28,408
Realized Net Gain (Loss)                                 (14,650)       359,116
Change in Unrealized Appreciation (Depreciation)      (1,544,715)       819,134
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations                       (1,545,150)     1,206,658
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                  (28,754)        (3,013)
  Realized Capital Gain                                 (345,043)       (50,784)
--------------------------------------------------------------------------------
     Total Distributions                                (373,797)       (53,797)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                               1,381,183      3,427,295
  Issued in Lieu of Cash Distributions                   355,527         51,623
  Redeemed*                                             (800,807)      (484,273)
--------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital
      Share Transactions                                 935,903      2,994,645
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             (983,044)     4,147,506
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  5,436,812      1,289,306
--------------------------------------------------------------------------------
  End of Period                                      $ 4,453,768    $ 5,436,812
================================================================================

1Shares Issued (Redeemed)
  Issued                                                  55,042        128,205
  Issued in Lieu of Cash Distributions                    13,904         2,344
  Redeemed                                               (34,428)       (16,927)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Shares Outstanding        34,518        113,622
================================================================================
*Net of redemption fees of $5,586,000 and $3,843,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------
                                                                         CAPITAL OPPORTUNITY FUND
                                                                           YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2001            2000       1999       1998         1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    30.16      $    19.34  $   11.47   $  10.48   $   10.81
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .07            .161       .029       .021        .037
  Net Realized and Unrealized Gain (Loss)
     on Investments                                        (7.42)         11.284      8.751      1.014       (.360)
------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                      (7.35)         11.445      8.780      1.035       (.323)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.16)          (.035)     (.015)     (.045)      (.007)
  Distributions from Realized Capital Gains                (1.92)          (.590)     (.895)        --          --
-------------------------------------------------------------------------------------------------------------------
     Total Distributions                                   (2.08)          (.625)     (.910)     (.045)      (.007)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $    20.73      $    30.16  $   19.34   $  11.47   $   10.48
===================================================================================================================

TOTAL RETURN*                                            -25.68%          60.37%     81.74%      9.95%      -2.99%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $    4,454      $    5,437  $   1,289   $    156   $      69
  Ratio of Total Expenses to
     Average Net Assets                                    0.60%           0.62%      0.75%      0.94%       0.49%
  Ratio of Net Investment Income to
     Average Net Assets                                    0.28%           0.64%      0.31%      0.18%       0.27%
  Portfolio Turnover Rate                                    20%             15%        22%       103%        195%
==================================================================================================================
*Total  returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.


NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 2001, the investment advisory fee represented an effective annual rate of 0.24% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 2001, the fund had contributed capital of $837,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.84% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $175,000 and $12,000, respectively.

E. During the year ended October 31, 2001, the fund purchased $1,462,916,000 of investment securities and sold $948,600,000 of investment securities, other than temporary cash investments.

     At October 31, 2001, the fund had available a capital loss carryforward of $14,650,000 to offset future net capital gains through October 31, 2009.

F. At October 31, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $487,294,000, consisting of unrealized gains of $501,316,000 on securities that had risen in value since their purchase and $988,610,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at October 31, 2001, was $78,807,000, for which the fund held cash collateral of $82,489,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 30, 2001


--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD CAPITAL OPPORTUNITY FUND

This information for the fiscal year ended October 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $132,986,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com
Fund Information
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1110 122001

VANGUARD(R)STRATEGIC EQUITY FUND

ANNUAL REPORT * OCTOBER 31, 2001

STOCK

Perspective

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                    1
Report from the Adviser                                     6
Fund Profile                                                8
Glossary of Investment Terms                                9
Performance Summary                                        10
Your Fund's After-Tax Returns                              11
Financial Statements                                       12
Advantages of Vanguard.com                                 22
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Strategic Equity Fund returned -;6.5% during the 12 months ended October 31, 2001, a competitively strong performance in a generally weak market.

* The fund outpaced its comparative standards through a combination of superior stock selection and modest overweightings in select sectors.

* The fund's solid long-term returns illustrate the value of a disciplined, low-cost approach to investment management.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

VANGUARD STRATEGIC EQUITY FUND navigated a treacherous stock market with more success than its average rival. During the fiscal year ended October 31, 2001, the fund returned -6.5%, a disappointing result in absolute terms, but a fine one relative to the double-digit losses of its comparative standards.

     The table below presents the total returns (capital change plus reinvested dividends) for the Strategic Equity Fund, the average mid-capitalization core fund, and the Russell 2800 Index--the index we consider the "best fit" for your fund. We also present the total return of the Wilshire 5000 Total Market Index, a broad measure of the U.S. stock market.


-----------------------------------------------------
2001 TOTAL RETURNS                 FISCAL YEAR ENDED
                                          OCTOBER 31
-----------------------------------------------------
VANGUARD STRATEGIC EQUITY FUND                  -6.5%
Average Mid-Cap Core Fund*                     -16.1
Russell 2800 Index**                           -18.5
Wilshire 5000 Index                            -25.6
-----------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the 200 largest stocks.


     Your fund's total return reflects a decrease in net asset value from $18.07 per share on October 31, 2000, to $13.68 per share on October 31, 2001, and is adjusted for a dividend of $0.21 per share from net investment income and a distribution of net realized capital gains of $3.03 per share.

     If you own Vanguard Strategic Equity Fund in a taxable account, we direct your attention to a review of the fund's after-tax returns on page 11.

ECONOMIC OVERVIEW

The U.S. economy had slowed markedly even before the terrorist attacks of September 11. The economic reports that arrived over the ensuing month and a half indicated that the reaction to the attacks had pushed the economy into recession: Output of goods and services fell, unemployment soared, and consumer spending--which had been propping up the economy's growth--waned.

     The nation's gross domestic product, adjusted for inflation, fell at an annual rate of -1.1% during the third quarter of 2001, a period that included the first few weeks after the attacks but did not reflect their full impact. It was the first quarterly decline in GDP in more than eight years. Corporate profits plunged, as numerous companies saw their revenues fall even while expenses were rising. Many companies responded by laying off employees.

     The unemployment rate climbed to 5.4% in October--the highest level in almost five years. The job losses spread beyond manufacturing to the service sector. Travel-related industries were hit especially hard.


--------------------------------------------------------------------------------
MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED OCTOBER 31, 2001

                                                  ONE        THREE         FIVE
                                                 YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                     -24.9%         0.0%        10.0%
Russell 2000 Index (Small-caps)                -12.7          5.6          6.1
Wilshire 5000 Index (Entire market)            -25.6          0.4          8.8
MSCI EAFE Index (International)                -24.9         -3.6          0.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     14.6%         7.3%         8.0%
Lehman 10 Year Municipal Bond Index             10.2          5.6          6.8
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        4.8          5.0          5.1
================================================================================
CPI
Consumer Price Index                             2.1%         2.7%         2.3%
--------------------------------------------------------------------------------

     Consumer spending, which accounts for two-thirds of U.S. economic activity, declined sharply after the attacks. For much of the past year, consumers' willingness to open their pocketbooks had offset the steep declines in business spending that were curbing economic growth. Companies especially cut spending on high-tech equipment and software. Heavy spending on such products had helped to fuel the economic boom and bull market of the late 1990s.

     In light of the worsening economic picture and the terrorist attacks, the Federal Reserve Board accelerated its campaign to bolster the economy by reducing interest rates. The Fed cut its target for the federal funds rate--the rate at which banks make overnight loans to each other--three times after September 11 (including a 50-basis-point cut on November 6, a few days after your fund's fiscal year-end). In doing so, the Fed reached several milestones: the lowest federal funds rate in four decades (2.00%) the biggest total rate reduction in a calendar year (450 basis points, or 4.50 percentage points) and the highest number of rate cuts in a year (ten), matching the total for 1991.

FINANCIAL MARKETS IN REVIEW

The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on September 21. The picture brightened a bit after that, and by October 31 stocks had mostly recovered to their pre-attack levels. But the last-minute surge was not enough to offset months of steep declines during the fiscal year. For the 12 months, the Wilshire 5000 Index, the broadest gauge of U.S. equities, returned -25.6%.

     In  both  U.S.  and  international   markets,   value   stocks--those  with
comparatively low prices relative to earnings and other measures--held up better than growth stocks for the 12 months, although both groups generated losses.

     Growth stocks, particularly technology shares, had some strong interim rallies, including one during the last weeks of the fiscal year. But the overall trend was down. The tech-heavy Nasdaq Composite Index posted a dismal 12-month return of -49.3%.

--------------------------------------------------------------------------------
The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I.
--------------------------------------------------------------------------------

     Falling stock values, the floundering economy, and the Fed's rate cuts boosted bonds during the 12 months. Rising prices led to a stellar 14.6% return for the Lehman Brothers Aggregate Bond Index, a broad barometer of the taxable U.S. bond market. Long-term bonds got a further boost when the Treasury Department announced on the final day of the fiscal year that it would no longer issue 30-year bonds, once considered bellwethers for the U.S. bond market.

     During the 12 months, bond yields, which move in the opposite direction from bond prices, fell across the maturity spectrum. Yields for shorter-term securities declined most. The yield of the 30-year Treasury bond fell 92 basis points (0.92 percentage point) to 4.87%. The yield of the 10-year Treasury note fell 153 basis points to 4.23%. In contrast, the yield of the 3-month Treasury bill, which follows the Fed's interest rate moves with a slight lag, plunged 437 basis points to 2.01%. It's worth noting that the decline in interest rates leaves short-term rates below the level of inflation.

FISCAL 2001 PERFORMANCE OVERVIEW

Vanguard Strategic Equity Fund sidestepped the worst of the damage in mid-cap stocks during the fiscal year. Although a -;6.5% return is nothing to celebrate, the fund did a far better job of protecting shareholder capital than its average mutual fund peer, which returned -16.1%. Your fund also finished the year ahead of the Russell 2800 Index--an index of mid- and small-cap stocks--which returned -18.5%.

     The Strategic Equity Fund's quantitative investment process identified some of the best-performing stocks in the market's better-performing sectors. For example, within the generally strong consumer discretionary sector, the Strategic Equity Fund held some of the best-performing stocks, including several retailers and leisure companies that posted double- and even triple-digit returns.

--------------------------------------------------------------------------------
The fund did a better job of protecting shareholder capital than the average mid-cap core fund.
--------------------------------------------------------------------------------

     The fund also made a few missteps. Strategic Equity's commitment to hard-hit technology stocks--a significant component of both the fund and its index--offset some of the fund's gains in other sectors of the market. Compared with its benchmark, the fund also held a slightly smaller stake in financial services stocks, which rallied during the 12-month period as falling interest rates boosted bank shares.

     As is its policy, of course, the fund generally kept its sector weightings in line with those of the index, relying on quantitative models to identify the most promising stocks in each sector.

LIFETIME PERFORMANCE OVERVIEW

     As the longer-term results suggest, this disciplined approach has been rewarding. The table below shows the total returns of the Strategic Equity Fund, the average mid-cap core fund, the Russell 2800 Index, and the Wilshire 5000 Index since the fund's inception on August 14, 1995. The table also shows the growth of theoretical $10,000 investments in the fund and its benchmarks.

     These results illustrate the value of discipline and risk control, particularly in unsettled markets. At this time last year, Strategic Equity Fund's lifetime return was more than 2 percentage points behind that of its average rival. But the average fund had earned this lead by assuming risks--heavy concentrations in individual sectors or securities--that your fund eschews.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                  AUGUST 14, 1995,
                                                       THROUGH OCTOBER 31, 2001
                                            ------------------------------------
                                              AVERAGE            FINAL VALUE OF
                                               ANNUAL                 A $10,000
                                               RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD STRATEGIC EQUITY FUND                  12.3%                 $  20,572
Average Mid-Cap Core Fund                       12.3                     20,608
Russell 2800 Index                               9.9                     17,945
Wilshire 5000 Index                             11.2                     19,319
--------------------------------------------------------------------------------

     In the past year, those risks materialized in the form of steep losses. As a result, the average fund's long-term return has declined sharply, leaving it dead-even with that of the Strategic Equity Fund. Since August 14, 1995, both have returned an average of 12.3% per year. Strategic Equity Fund has achieved those results by sticking closely to index weightings and taking relatively modest risks in terms of individual stock selection. The average fund has wound up in the same place by following a much less predictable approach. Your fund's strategy has yielded good results relative to its unmanaged benchmark, too. Since inception, the Strategic Equity Fund has outperformed the Russell 2800 Index by 2.4 percentage points a year. Given that the fund closely reflects the index sector weightings, this result clearly reflects many successes with individual stock selection.

IN SUMMARY

Vanguard Strategic Equity Fund is a disciplined means of adding mid- and small-cap stocks to a balanced, well-diversified portfolio. It also provides you with another tool for long-term investment success: low costs. The fund's expense ratio (operating expenses as a percentage of net assets) is 0.54%, well below the mid-cap core fund average of 1.43%. With lower costs, you retain a larger share of your fund's returns.

     At Vanguard, we believe that a well-designed portfolio includes a selection of broadly diversified, low-cost stock and fixed income funds. Vanguard Strategic Equity Fund can play an important role in such an investment plan. Once your plan is in place, we urge you to stay the course. We thank you for entrusting your hard-earned dollars to us.

Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 13, 2001

REPORT FROM THE ADVISER

Mid-and small-capitalization stocks could not escape the overwhelming bear market that dominated the strategic equity fund's fiscal year. As measured by the Russell 2800 Index, these segments of the market declined -18.5% over the 12 months ended October 31. Growth stocks and large-cap stocks were under the greatest pressure, but even without them we were fighting a strong undertow.

     Given this difficult backdrop, the fund performed relatively well, posting a negative return of -;6.5% but beating its benchmark index by 12 percentage points. Throughout the period we maintained a consistent, reasonable lead over the index--unlike the previous fiscal year, when the fund's performance swung wildly above or below that of the benchmark.

OUR PERFORMANCE

Our mission is to beat our benchmark and provide good returns. We do that by identifying stocks that have an acceptable trade-off between valuation levels and growth prospects. This was a particularly difficult task in the late 1990s and at the beginning of 2000, when the growth-stock investment bubble made most stocks with attractive earnings forecasts too pricey for our consideration. Ultimately, many of these same stocks could not meet the optimistic projections for their growth and collapsed as the air rushed out of the bubble.

     Following the strict discipline of our quantitative investment process, which relies heavily on computer models, we avoided the highest-flying stocks and selected those with valuation levels that we had at least seen before. Consequently, the fund took on a somewhat defensive posture while remaining broadly diversified in mid- and small-cap stocks.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.
--------------------------------------------------------------------------------

     This approach paid off throughout most sectors of the market, but particularly within the technology and business services areas, which together accounted for two-thirds of the fund's margin of return over the index. Specifically, the fund profited from technology holdings in Unisys, Microsemi, and Sensormatic Electronics. Business-services firms that performed well included Deluxe Corporation, Symantec, and Waste Management. Of course, we had our share of poor performers as well, including tech stocks Ariba and Enterasys Networks and utility Edison International.

     Given the dramatic reversal of fortunes in the market, it is not surprising that two of the fund's worst performers in the previous fiscal year, Whirlpool and UnionBanCal, were among its best performers this year.

THE FUND'S POSITIONING

Despite the market's significant pullback, valuation levels still appear high because earnings have collapsed. This is typical in a recession-induced bear market. Our investment process, however, looks at "normalized" profits, calculated to smooth out the peaks and troughs of the natural cycle of earnings.

     Since growth stocks have suffered the most, we find that their prices have moved closer into line with the companies' normalized fundamentals. Consequently, we are finding opportunities to increase our holdings of growth stocks, which is resulting in a better blend of growth and value investments in the fund. We believe this increased diversification puts us in a better position for the stock market's eventual recovery.

     Our portfolio management strategy relies on two types of computer models. The first set of models performs the stock-picking, focusing on earnings prospects, valuations, and market recognition. The second controls the degree of risk inherent in the fund's holdings compared with the universe of mid- and small-cap stocks. This model, called an "optimizer," ensures that we do not take undue sector or stock bets. Consequently, the Strategic Equity Fund should perform in line with the general market for mid- and small-cap stocks, and--if our stock selection models are performing as expected--the fund should outperform.

     At the end of the fiscal year, we did not have any bets on industry groups. Our largest individual stock bets were in Archer-Daniels-Midland, Deluxe, Bear Stearns, and ESS Technology. We think these stocks represent good value within their industries. In general, we believe all of the stocks in the portfolio are undervalued given their growth characteristics, and they should provide relatively good performance in the future.

GEORGE U. SAUTER, MANAGING DIRECTOR
VANGUARD QUANTITATIVE EQUITY GROUP

NOVEMBER 13, 2001

FUND PROFILE                                              AS OF OCTOBER 31, 2001
 FOR STRATEGIC EQUITY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

-------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                         BEST        WILSHIRE
                               FUND      FIT*            5000
-------------------------------------------------------------
Number of Stocks                185     2,740           6,148
Median Market Cap             $3.2B     $3.2B          $32.7B
Price/Earnings Ratio          14.0x     24.4x           27.1x
Price/Book Ratio               2.0x      2.2%            3.0x
Yield                          1.1%      1.6%            1.4%
Return on Equity              15.0%     16.1%           22.8%
Earnings Growth Rate          14.6%     11.7%           14.8%
Foreign Holdings               0.0%      0.0%            0.0%
Turnover Rate                   82%        --              --
Expense Ratio                 0.54%        --              --
Cash Investments               0.1%        --              --
-------------------------------------------------------------

---------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Archer-Daniels-Midland Co.         2.2%
 (fruit & grain producers)
Entergy Corp.                      2.2
 (electric utilities)
FirstEnergy Corp.                  2.0
 (electric utilities)
The Pepsi Bottling Group, Inc.     2.0
 (beverage)
Bear Stearns Co., Inc.             1.9
 (securities brokers & services)
Deluxe Corp.                       1.9
 (consumer products)
Pitney Bowes, Inc.                 1.9
 (computer hardware)
Apache Corp.                       1.9
 (oil)
Cytyc Corp.                        1.8
 (medical)
SouthTrust Corp.                   1.6
 (banking)
---------------------------------------
Top Ten                           19.4%
---------------------------------------

-----------------------------------------------------------------
VOLATILITY MEASURES
                                   BEST                  WILSHIRE
                          FUND     FIT*       FUND           5000
-----------------------------------------------------------------
R-Squared                 0.80     1.00       0.71           1.00
Beta                      0.75     1.00       0.76           1.00
-----------------------------------------------------------------


-----------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                               BEST      WILSHIRE
                                   FUND        FIT*          5000
-----------------------------------------------------------------
Auto & Transportation              2.7%        3.1%          2.0%
Consumer Discretionary             18.0        15.8         13.7
Consumer Staples                    3.0         4.5          6.9
Financial Services                 22.0        23.0         20.1
Health Care                        11.8        13.3         15.2
Integrated Oils                     1.5         1.4          3.8
Other Energy                        4.3         3.5          2.4
Materials & Processing             10.3         7.5          3.2
Producer Durables                   6.5         6.7          3.2
Technology                         10.8        10.9         15.7
Utilities                           8.6         9.0          8.6
Other                               0.5         1.3          5.2
-----------------------------------------------------------------

------------------------------
INVESTMENT FOCUS

MARKET CAP              MEDIUM
STYLE                    BLEND
------------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.
*Russell 2800 Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
 FOR STRATEGIC EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 14, 1995-OCTOBER 31, 2001

                                  AVERAGE
              STRATEGIC      MID-CAP CORE             RUSSELL          WILSHIRE
            EQUITY FUND            FUND**          2800 INDEX        5000 INDEX

8/14/1995         10000             10000               10000             10000
   199510         10169             10118               10104             10502
   199601         11016             10535               10868             11424
   199604         11987             11764               11716             12041
   199607         11417             10737               10899             11607
   199610         12548             11760               12002             12792
   199701         14309             12739               13075             14208
   199704         13644             11804               12646             14165
   199707         17291             14513               15217             17085
   199710         17044             14832               15472             16833
   199801         16667             14864               15812             17802
   199804         18904             17064               17869             20291
   199807         16831             15548               16409             19996
   199810         15270             13901               15462             19323
   199901         17039             16501               17211             22657
   199904         18358             16931               18196             23766
   199907         18535             17770               18389             23665
   199910         18523             18285               18023             24284
   200001         18954             22006               19847             25882
   200004         21194             23856               21225             26573
   200007         20659             24426               21029             26230
   200010         21998             24562               22031             26252
   200101         22377             24589               22075             24971
   200104         22512             24228               21119             22818
   200107         23038             24477               20812             22284
   200110         20572             20608               17945             19319
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED OCTOBER 31, 2001
                                ----------------------------------   FINAL VALUE
                                  ONE        FIVE           SINCE   OF A $10,000
                                 YEAR       YEARS      INCEPTION*     INVESTMENT
--------------------------------------------------------------------------------
Strategic Equity Fund          -6.48%      10.39%          12.31%       $ 20,572
Average Mid-Cap Core Fund**   -16.10       11.87           12.34          20,608
Russell 2800 Index            -18.54        8.38            9.87          17,945
Wilshire 5000 Index           -25.57        8.84           11.18          19,319
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) AUGUST 14, 1995-OCTOBER 31, 2001

                    STRATEGIC              RUSSELL
                  EQUITY FUND           2800 INDEX

1995                      1.7                    1
1996                     23.4                 18.8
1997                     35.8                 28.9
1998                    -10.4                 -0.1
1999                     21.3                 16.6
2000                     18.8                 22.2
2001                     -6.5                -18.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended September 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                                             ONE    FIVE -----------------------
                          INCEPTION DATE    YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Strategic Equity Fund          8/14/1995  -8.09%  10.40%   10.92%   1.15% 12.07%
--------------------------------------------------------------------------------


 *August 14, 1995.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

Your Fund's After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED OCTOBER 31, 2001
                                                                           SINCE
                                          ONE YEAR     FIVE YEARS     INCEPTION*
                                         ---------------------------------------
STRATEGIC EQUITY FUND
Returns Before Taxes                        -6.48%         10.39%         12.31%
Returns After Taxes on Distributions       -11.70           7.66          10.01
Returns After Taxes on Distributions
  and Sale of Fund Shares                   -2.17           7.39           9.30
--------------------------------------------------------------------------------
*August 14, 1995.

FINANCIAL STATEMENTS
   OCTOBER 31, 2001
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
STRATEGIC EQUITY FUND                             SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.6%)(1)
--------------------------------------------------------------------------------
Auto & Transportation (2.5%)
  PACCAR, Inc.                           $       126,500       $          6,682
  Overseas Shipholding Group Inc.                242,700                  6,041
* AirTran Holdings, Inc.                         623,600                  2,357
* Lear Corp.                                      72,100                  2,213
* Dura Automotive Systems, Inc.                   80,500                    613
* Frontier Airlines, Inc.                         48,300                    528
  Exide Technologies                             476,000                    381
* Stoneridge, Inc.                                39,000                    250
                                                               ----------------
                                                               $         19,065
                                                               ----------------
CONSUMER DISCRETIONARY (16.9%)
  Whirlpool Corp.                                201,500                 11,893
  TJX Cos., Inc.                                 312,900                 10,576
  R.R. Donnelley & Sons Co.                      327,300                  8,346
* AutoZone Inc.                                  137,400                  8,042
  Liz Claiborne, Inc.                            159,900                  7,275
* ChoicePoint Inc.                               168,750                  7,220
  May Department Stores Co.                      223,600                  7,032
* Extended Stay America, Inc.                    516,100                  6,967
* R.H. Donnelley Corp.                           234,800                  6,199
* Watson Wyatt & Company Holdings                341,900                  6,031
* Lithia Motors, Inc.                            332,600                  5,604
* Discount Auto Parts Inc.                       322,200                  5,381
* Payless ShoeSource, Inc.                        90,400                  4,778
  Knight Ridder                                   75,000                  4,219
  Bowne & Co., Inc.                              307,500                  3,213
* Right Management Consultants                    91,300                  3,175
* The Topps Co., Inc.                            300,200                  3,077
* GTech Holdings Corp.                            71,000                  2,833
* Park Place Entertainment                       344,600                  2,467
* TMP Worldwide, Inc.                             73,800                  2,203
* Brightpoint, Inc.                              511,600                  1,883
  Brown Shoe Company, Inc.                       166,000                  1,826
* Handleman Co.                                  127,000                  1,562
* Reebok International Ltd.                       67,500                  1,401
  Hancock Fabrics, Inc.                          102,600                  1,206
* Dollar Thrifty Automotive Group, Inc.          100,800                  1,184
* Rent-A-Center, Inc.                             39,900                  1,087
* Expedia Inc.                                    31,000                    912
* The Neiman Marcus Group, Inc. Class A           25,000                    666
  Ethan Allen Interiors, Inc.                     20,100                    643
* Boron, LePore & Associates, Inc.                46,300                    595
* Vialta, Inc.                                   147,298                     87
  Ambassadors International, Inc.                  2,300                     33
                                                               ----------------
                                                               $        129,616
                                                               ----------------
CONSUMER STAPLES (2.8%)
  The Pepsi Bottling Group, Inc.                 330,100                 15,343
  Universal Corp.                                131,000                  4,237
  Ralston-Ralston Purina Group                    50,700                  1,662
  Sanderson Farms, Inc.                           14,800                    198
                                                               ----------------
                                                               $         21,440
                                                               ----------------

FINANCIAL SERVICES (20.6%)
  Bear Stearns Co., Inc.                         272,300                 14,704
  Deluxe Corp.                                   418,300                 14,641

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                  SHARES                  (000)
--------------------------------------------------------------------------------
  SouthTrust Corp.                       $       551,900       $         12,506
  Golden West Financial Corp.                    255,400                 12,412
  MGIC Investment Corp.                          228,600                 11,828
  Comerica, Inc.                                 223,000                 10,278
  Pacific Century Financial Corp.                256,100                  5,967
  Countrywide Credit Industries, Inc.            145,200                  5,798
  Equifax, Inc.                                  226,100                  5,056
  Crescent Real Estate, Inc. REIT                279,100                  4,915
  Public Storage, Inc. REIT                      147,800                  4,861
  National Data Corp.                            129,000                  4,541
  Archstone-Smith Trust                          167,400                  4,051
  UnionBanCal Corp.                              106,566                  3,558
  The PMI Group Inc.                              62,900                  3,488
  Nationwide Financial Services, Inc.             98,300                  3,344
* Fiserv, Inc.                                    75,600                  2,812
  Regions Financial Corp.                        100,000                  2,691
  Corus Bankshares Inc.                           64,100                  2,686
  LandAmerica Financial Group, Inc.              101,800                  2,666
  Reinsurance Group of America, Inc.              78,200                  2,469
  Ventas, Inc. REIT                              196,900                  2,451
  Simon Property Group, Inc. REIT                 80,300                  2,208
* First Federal Financial Corp.                   93,000                  2,068
* E*TRADE Group, Inc.                            285,900                  1,867
  Highwood Properties, Inc. REIT                  70,800                  1,671
  FelCor Lodging Trust, Inc. REIT                116,300                  1,615
  Interpool, Inc.                                 98,500                  1,192
* Quaker City Bancorp, Inc.                       36,900                  1,118
  TCF Financial Corp.                             25,800                  1,085
  Provident Bankshares Corp.                      46,341                  1,020
  Republic Bancorp, Inc.                          67,900                  1,002
  Golden State Bancorp Inc.                       38,400                    974
  Green Point Financial Corp.                     28,800                    923
* Certegy, Inc.                                   29,050                    828
  BankAtlantic Bancorp, Inc. Class A              87,700                    710
  IBERIABANK Corp.                                22,900                    635
  Santander BanCorp                               19,700                    382
  Commercial Bank of New York                     11,200                    359
  WSFS Financial Corp.                            19,600                    352
  Independent Bank Corp.                           7,100                    138
  Midland Co.                                      1,900                     70
  Peoples Holding Co.                              1,200                     41
* SunGard Data Systems, Inc.                       1,400                     35
                                                               ----------------
                                                               $        158,016
                                                               ----------------
HEALTH CARE (11.1%)
* Cytyc Corp.                                    519,600                 13,624
* WellPoint Health Networks Inc.Class A          103,400                 11,538
* Genzyme Corp.                                  177,200                  9,560
* Pharmaceutical Product
    Development, Inc.                            276,000                  7,361
* HEALTHSOUTH Corp.                              519,400                  6,763
* IVAX Corp.                                     290,725                  5,974
* Apria Healthcare                               231,100                  5,315
* Respironics, Inc.                              130,400                  4,392
  Mylan Laboratories, Inc.                       118,800                  4,380
* Varian Medical Systems, Inc.                    54,000                  3,623
* OSI Pharmaceuticals, Inc.                       68,300                  3,120
* Lincare Holdings, Inc.                         119,000                  3,058
* Beverly Enterprises, Inc.                      222,800                  1,669
* Chiron Corp.                                    24,600                  1,324
* Sierra Health Services                         178,900                  1,324
* Cell Genesys, Inc.                              42,400                    759
* PolyMedica Corp.                                25,100                    415
* Protein Design Labs, Inc.                        9,600                    317
* National Healthcare Corporation                 10,200                    163
* Regeneron Pharmaceuticals, Inc.                  6,000                    133
                                                               ----------------
                                                               $         84,812
                                                               ----------------
INTEGRATED OILS (1.4%)
Amerada Hess Corp.                                92,500                  5,434
USX-Marathon Group                               179,000                  4,939
Occidental Petroleum Corp.                        19,500                    494
                                                               ----------------
                                                               $         10,867
                                                               ----------------
OTHER ENERGY (4.0%)
  Apache Corp.                                   279,100                 14,402
  Noble Affiliates, Inc.                         247,600                  9,154
  Sunoco, Inc.                                   143,300                  5,364
  XTO Energy, Inc.                                49,950                    899
* Clayton Williams Energy, Inc.                   62,200                    773
* Tesoro Petroleum Corp.                          10,700                    141
                                                               ----------------
                                                               $         30,733
                                                               ----------------
MATERIALS & Processing (9.6%)
  Archer-Daniels-Midland Co.                   1,205,108                 16,787
* Freeport-McMoRan Copper &
    Gold Inc. Class B                            971,800                 10,787
  Praxair, Inc.                                  217,200                 10,247
  Willamette Industries, Inc.                    154,100                  7,220
  PPG Industries, Inc.                           112,000                  5,469
* Security Capital Group Inc.
    REIT Class B                                 233,400                  4,365
  Engelhard Corp.                                129,000                  3,377
  Bowater Inc.                                    54,000                  2,415
* Octel Corp.                                    124,000                  2,378
  Olin Corp.                                     140,700                  2,108
  Centex Construction Products, Inc.              63,500                  2,090
  Getty Realty Holding Corp.                     104,800                  1,796
* Cytec Industries, Inc.                          62,100                  1,486
  Penn Engineering & Manufacturing Corp.          80,300                  1,388
* Quaker Fabric Corp.                             96,500                    648
  Southern Peru Copper Corp.                      61,200                    539

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
STRATEGIC EQUITY FUND                             SHARES                  (000)
--------------------------------------------------------------------------------
  Ameron International Corp.             $         6,300       $            413
  Stepan Co.                                       3,400                     71
* SPS Technologies, Inc.                           2,100                     63
                                                               ----------------
                                                               $         73,647
                                                               ----------------
PRODUCER DURABLES (6.1%)
  Pitney Bowes, Inc.                             393,300                 14,418
  York International Corp.                       358,600                 10,988
  Stewart & Stevenson Services, Inc.             545,400                  8,061
  Woodward Governor Co.                          107,900                  5,089
* LAM Research Corp.                             185,100                  3,510
* Novellus Systems, Inc.                          72,500                  2,395
* Cable Design Technologies                       90,300                  1,154
* Tektronix, Inc.                                 38,400                    756
  HON Industries,Inc.                             26,600                    640
                                                               ----------------
                                                               $         47,011
                                                               ----------------
TECHNOLOGY (10.1%)
* ESS Technology, Inc.                           843,738                 10,825
* NCR Corp.                                      266,600                  9,451
  AVX Corp.                                      422,700                  7,824
* Quantum Corp.-DLT & Storage Systems            765,600                  6,454
* Intuit, Inc.                                   142,700                  5,739
  Scientific-Atlanta, Inc.                       209,700                  4,376
* National Semiconductor Corp.                   162,900                  4,232
* General Semiconductor, Inc.                    330,400                  3,502
* Symantec Corp.                                  62,800                  3,453
* Microsemi Corp.                                 88,200                  3,087
* Enterasys Networks, Inc.                       353,100                  2,811
  Rockwell International Corp.                   198,600                  2,737
* Riverstone Networks, Inc.                      181,179                  2,305
* International Rectifier Corp.                   61,200                  2,149
* Cognizant Technology Solutions Corp.            70,600                  1,992
* Adaptec, Inc.                                  139,200                  1,677
* Catapult Communications Corp.                   63,100                  1,429
* LeCroy Corp.                                    76,024                  1,206
* Integrated Device Technology Inc.               26,400                    735
* Interwoven, Inc.                                87,000                    636
* Avant! Corp.                                    40,900                    413
* Roxio, Inc.                                     22,912                    294
* Sanmina Corp.                                   11,300                    171
* Performance Technologies, Inc.                  14,300                    167
* CACI International, Inc.                           900                     56
                                                               ----------------
                                                               $         77,721
                                                               ----------------
UTILITIES (8.1%)
  Entergy Corp.                                  431,700                 16,772
  FirstEnergy Corp.                              451,800                 15,569
  PPL Corp.                                      237,300                  8,104
  AGL Resources Inc.                             212,300                  4,384
  Conectiv, Inc.                                 167,600                  3,955
  CenturyTel, Inc.                               124,000                  3,918
  Western Resources, Inc.                        212,100                  3,474
  ONEOK, Inc.                                    164,200                  2,828
  Public Service Co. of New Mexico                67,500                  1,654
  UGI Corp. Holding Co.                           32,800                    948
* Southwestern Energy Co.                         12,900                    152
* Time Warner Telecom Inc.                         2,200                     24
                                                               ----------------
                                                               $         61,782
                                                               ----------------
OTHER (0.4%)
  Johnson Controls, Inc.                          37,100                  2,683
  Lennox International Inc.                       84,000                    753
                                                               ----------------
                                                               $          3,436
                                                               ----------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $704,703)                                              $        718,146
-------------------------------------------------------------------------------
                                                    Face
                                                  Amount
                                                   (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.7%)(1)
--------------------------------------------------------------------------------
Federal Home Loan Bank
(2) 2.30%, 1/9/2002                      $         2,000       $          1,992
Federal Home Loan Mortgage Corp.
(2) 2.26%,1/17/2002                                1,000                    996
(2) 2.21%, 1/17/2002                                 800                    796
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
2.60%, 11/1/2001                                  44,931                 44,931
2.60%, 11/1/2001--Note F                           2,508                  2,508
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $51,222)                                               $         51,223
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (Cost $755,925)                                              $        769,369
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
-------------------------------------------------------------------------------
Other Assets--Note B                                                     1,334
Liabilities--Note F                                                     (3,984)
                                                               ----------------
                                                               $        (2,650)
                                                               ----------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 56,061,148 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                    $        766,719
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $          13.68
===============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0.4%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $3,784,000 have been segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                  AMOUNT                    PER
                                                   (000)                  SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                          $       797,140       $          14.22
Undistributed Net Investment Income                5,161                    .09
Accumulated Net
Realized Losses--Note D                          (49,871)                  (.89)
Unrealized Appreciation--Note E
  Investment Securities                           13,444                    .24
  Futures Contracts                                  845                    .02
--------------------------------------------------------------------------------
NET ASSETS                               $       766,719       $          13.68
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           STRATEGIC EQUITY FUND
                                                     YEAR ENDED OCTOBER 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                        $     10,846
  Interest                                                                1,465
  Security Lending                                                           46
--------------------------------------------------------------------------------
    Total Income                                                   $     12,357
--------------------------------------------------------------------------------
Expenses
  The Vanguard Group--Note B
    Investment Advisory Services                                            525
    Management and Administrative                                         3,469
    Marketing and Distribution                                               91
  Custodian Fees                                                             18
  Auditing Fees                                                              12
  Shareholders' Reports                                                      66
  Trustees' Fees and Expenses                                                 2
--------------------------------------------------------------------------------
    Total Expenses                                                        4,183
    Expenses Paid Indirectly--Note C                                        (10)
--------------------------------------------------------------------------------
    Net Expenses                                                   $      4,173
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     8,184
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
--------------------------------------------------------------------------------
  Investment Securities Sold                                            (36,076)
  Futures Contracts                                                     (14,980)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (51,056)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 (13,688)
  Futures Contracts                                                       2,174
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (11,514)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $    (54,386)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                 STRATEGIC EQUITY FUND
                                                 YEAR ENDED OCTOBER 31,
                                         ---------------------------------------
                                                   2001                    2000
                                                  (000)                   (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                  $        8,184            $      8,657
  Realized Net Gain (Loss)                      (51,056)                137,873
  Change in Unrealized Appreciation
    (Depreciation)                              (11,514)                (36,458)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
     Assets Resulting from Operations           (54,386)                110,072
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                          (8,702)                 (5,748)
  Realized Capital Gain                        (125,568)                (13,293)
--------------------------------------------------------------------------------
    Total Distributions                        (134,270)                (19,041)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        176,948                 178,405
  Issued in Lieu of Cash Distributions          130,061                  18,312
  Redeemed*                                     (97,369)               (102,746)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                        209,640                  93,971
--------------------------------------------------------------------------------
  Total Increase (Decrease)                      20,984                 185,002
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           745,735                 560,733
--------------------------------------------------------------------------------
  End of Period                          $      766,719            $    745,735
================================================================================
1Shares Issued (Redeemed)
  Issued                                         11,939                  10,659
  Issued in Lieu of Cash Distributions            9,445                   1,169
  Redeemed                                       (6,598)                 (6,201)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares
  Outstanding                            $       14,786            $      5,627
================================================================================
*Net of redemption fees of $173,000 and $689,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------
                                                                           STRATEGIC EQUITY FUND
                                                                           YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2001            2000       1999       1998         1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    18.07      $    15.73  $   13.11   $  15.89   $   12.53
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .16             .21        .15        .13         .15
  Net Realized and Unrealized Gain (Loss)on
    Investments                                            (1.31)           2.66       2.62      (1.69)       4.10
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       (1.15)           2.87       2.77      (1.56)       4.25
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.21)           (.16)      (.15)      (.14)       (.18)
  Distributions from Realized Capital Gains                (3.03)           (.37)        --      (1.08)       (.71)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (3.24)           (.53)      (.15)     (1.22)       (.89)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $    13.68      $    18.07  $   15.73   $  13.11   $   15.89
===================================================================================================================

TOTAL RETURN*                                             -6.48%          18.76%     21.30%    -10.41%      35.83%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $      767      $      746  $     561   $    479   $     444
  Ratio of Total Expenses to Average Net Assets            0.54%           0.49%      0.46%      0.43%       0.40%
  Ratio of Net Investment Income to
    Average Net Assets                                     1.06%           1.31%      1.00%      0.93%       1.28%
  Portfolio Turnover Rate                                    82%             83%        51%        71%         85%
==================================================================================================================
*Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.

NOTES TO FINANCIAL STATEMENTS

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 2001, the fund had contributed  capital  of  $148,000  to  Vanguard  (included  in  Other  Assets), representing 0.02% of the fund's net assets and 0.15% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2001, custodian fee offset arrangements reduced expenses by $10,000.

D. During the year ended October 31, 2001, the fund purchased $700,772,000 of investment securities and sold $605,624,000 of investment securities, other than temporary cash investments.

     At October 31, 2001, the fund had available a capital loss carryforward of $48,882,000 to offset future net capital gains through October 31, 2009.

E. At October 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $13,444,000, consisting of unrealized gains of $91,005,000 on securities that had risen in value since their purchase and $77,561,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 2001, the aggregate settlement value of open futures contracts expiring in December 2001 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                        (000)
                             ---------------------------------------------------
                                                                       AGGREGATE
                                  NUMBER OF      SETTLEMENT           UNREALIZED
FUTURES CONTRACTS            LONG CONTRACTS           VALUE         APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                           175       $  46,406                $ 725
S&P MidCap 400 Index                      8           1,805                  120
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. The market value of securities on loan to broker/dealers at October 31, 2001, was $636,000, for which the fund held cash collateral of $2,508,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 30, 2001


--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD STRATEGIC EQUITY FUND

This information for the fiscal year ended October 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $70,658,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

ADVANTAGES OF VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

   Consider the benefits of using Vanguard.com. On our website, you can:

*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com
Fund Information
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1140 122001

VANGUARD(R)GLOBAL EQUITY FUND

ANNUAL REPORT * OCTOBER 31, 2001

STOCK

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman               1
Report from the Adviser                6
Fund Profile                           9
Glossary of Investment Terms          11
Performance Summary                   12
Your Fund's After-Tax Returns         13
Financial Statements                  14
Advantages of Vanguard.com            27

Summary

*    Vanguard Global Equity Fund posted a fiscal-year return of -7.7%.

* Because it emphasized mid-capitalization value stocks during the period, your fund's decline was only a fraction of those experienced by its average peer and the global market.

* Generally poor returns in international markets were made worse for U.S. investors by the dollar's strength.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

The economic aftermath of the September 11 terrorist attacks was another blow to global stock markets that were already faltering. In this tough environment, vanguard global equity fund posted a return of -7.7% for the 12 months ended October 31, 2001. While disappointing, this result was about 18 percentage points better than the returns of the fund's average peer and a broad global stock market index.

     The table below compares your fund's total return (capital change plus reinvested dividends) with those of the average global mutual fund and the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged benchmark comprising about 50 markets, including the United States.

--------------------------------------------------------
2001 TOTAL RETURNS                     FISCAL YEAR ENDED
                                              OCTOBER 31
--------------------------------------------------------
Vanguard Global Equity Fund                        -7.7%
Average Global Fund*                              -25.9
MSCI All Country World Index                      -25.2
--------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's return is based on a decrease in net asset value from $13.71 per share on October 31, 2000, to $11.31 per share on October 31, 2001, and is adjusted for a dividend of $0.26 per share paid from net investment income and a distribution of $1.17 per share paid from net realized capital gains.

     If you own Vanguard Global Equity Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

ECONOMIC OVERVIEW

The U.S. economy had already weakened markedly before the terrorist attacks of September 11. The economic reports that arrived over the ensuing month and a half indicated that the reaction to the attacks had deepened the recession:
Output of goods and services fell, unemployment soared, and consumer spending--which had been propping up the economy's growth--waned.

     The nation's gross domestic product, adjusted for inflation, fell at an annual rate of -1.1% during the third quarter of 2001, a period that included the first few weeks after the attacks but did not reflect their full impact. It was the first quarterly decline in GDP in more than eight years. Corporate profits plunged, as many companies saw their revenues fall even while expenses were rising. Many companies responded by laying off employees.

The unemployment rate climbed to 5.4% in October--the highest level in almost five years. The job losses spread beyond manufacturing to the service sector. Travel-related industries were hit especially hard.

     Consumer spending, which accounts for two-thirds of U.S. economic activity, declined sharply after the attacks. For much of the past year, consumers' willingness to open their pocketbooks had offset the steep declines in business spending that were curbing economic growth. Companies especially cut spending on high-tech equipment and software. Heavy spending on such products had helped to fuel the economic boom and bull market of the late 1990s.


--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2001
                                                --------------------------------
                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -24.9%         0.0%        10.0%
Russell 2000 Index (Small-caps)                 -12.7          5.6          6.1
Wilshire 5000 Index (Entire market)             -25.6          0.4          8.8
MSCI EAFE Index (International)                 -24.9         -3.6          0.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      14.6%         7.3%         8.0%
Lehman 10 Year Municipal Bond Index              10.2          5.6          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       4.8           5.0          5.1
================================================================================
CPI
Consumer Price Index                              2.1%         2.7%         2.3%
--------------------------------------------------------------------------------


     In light of the worsening economic picture and the terrorist attacks, the Federal Reserve Board accelerated its campaign to bolster the economy by reducing interest rates. The Fed cut its target for the federal funds rate--the rate at which banks make overnight loans to each other--three times after September 11 (including a 50-basis-point cut on November 6, a few days after your fund's fiscal year-end). In doing so, the Fed reached several milestones: the lowest federal funds rate in four decades (2.00%)the biggest total rate reduction in a calendar year (450 basis points, or 4.50 percentage points)and the highest number of rate cuts in a year (ten), matching the total for 1991.

     Central banks abroad also cut short-term interest rates. Like the Fed, most of them saw recession, not inflation, as the major threat. Japan, in fact, seemed mired in its fourth recession in a decade. (Its financial markets as well as its economy were in the doldrums: Tokyo's blue-chip Nikkei 225 stock index fell near an 18-year low in mid-September.) With U.S. demand for imports down, economies elsewhere were feeling the effects as well. Trade decelerated to the point that the World Bank said in late October that there was a potential for a global recession.

FINANCIAL MARKETS IN REVIEW

The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on September 21. The picture brightened a bit after that, and by October 31 stocks had mostly recovered to their pre-attack levels. But the last-minute surge was not enough to offset months of steep declines during the fiscal year. For the 12 months, the Wilshire 5000 Total Market Index, the broadest gauge of U.S. equities, returned -25.6%.

--------------------------------------------------------------------------------
Broad stock indexes came close to three-year lows on September 21.
--------------------------------------------------------------------------------

     The story was much the same in overseas markets. The MSCI Europe, Australasia, Far East (EAFE) Index returned -24.9% in U.S. dollars, doing only slightly better than the overall U.S. market. The EAFE result would have been somewhat higher except for a modest strengthening of the dollar, which diminished returns from foreign securities for U.S. investors. Most currencies fell in value relative to the dollar over the 12 months; the Japanese yen, for example, declined about -11%. A few currencies--most notably the euro, which rose about 8%--gained versus the dollar.

     In both U.S. and international markets, value stocks--those with comparatively low prices relative to earnings and other measures--held up better than growth stocks for the 12 months, although both groups generated losses. Growth stocks, particularly technology shares, had some strong interim rallies, including one during the last weeks of the fiscal year. But the overall trend was downward. The tech-heavy Nasdaq Composite Index, for example, posted a dismal 12-month return of -49.3%.

     Falling stock values, the floundering economy, and the Fed's rate cuts boosted bonds during the 12 months. Rising prices led to a stellar 14.6% return for the Lehman Brothers Aggregate Bond Index, a broad barometer of the taxable U.S. bond market. Long-term bonds got a further boost when the Treasury Department announced on the final day of the fiscal year that it would no longer issue 30-year bonds, once considered bellwethers for the U.S. bond market.

FISCAL 2001 PERFORMANCE OVERVIEW

The Global Equity Fund did not escape damage from the global plunge in stock prices, but the steady application of its investment discipline kept the fund from suffering as much as many competitors. The fund's -7.7% decline was a fraction of the losses suffered by most peer funds, as well as by our unmanaged benchmark index. Your fund performed better partly because it held more value stocks and, on average, somewhat smaller companies than the average peer or the MSCI All Country World Index. In comparison with these benchmarks, the Global Equity Fund was overweighted in such areas as industrials (a broad category that includes aerospace and building products, for example) and underweighted in technology-related sectors. In addition, the stocks selected by your fund's investment adviser, Marathon Asset Management Limited, significantly outpaced the markets as a whole.

--------------------------------------------------------------------------------
Value stocks outperformed their growth counterparts worldwide, though both suffered declines.
--------------------------------------------------------------------------------

     In essence, Marathon's disciplined approach to identifying areas of value and specific stocks with good risk/reward characteristics enabled it to outpace its peers and benchmark index in a very tough environment. It's worth noting that patience is a virtue for the long-term investor--the overall strategic positioning and many of the individual holdings that helped the Global Equity Fund to avoid some of the downdraft in stock prices during this past fiscal year were factors in its shortfall versus peer funds during fiscal year 2000. We can't rejoice in a year when we recorded a decline, but avoiding big losses is an important element in providing superior returns over the long haul.

     During the fiscal year, the Global Equity Fund kept about 29% of its assets, on average, invested in U.S. stocks. This was the fund's largest commitment to a single country. However, many competing mutual funds held larger stakes in U.S. stocks, which made up about half of the MSCI All Country World Index. Stock selection supported the Global Equity Fund's performance in this area: Our U.S. holdings fell a modest -3%, compared with -25% for the U.S. stocks in the index. Relative to the fund's comparative standards, our adviser also added value with stock selection in Japan. Here, our commitment was larger (11% of assets) than the stakes of our average peer or the index, but our stocks did not fall as much.

     Your fund's holdings produced gains in about one-third of the markets where we had investments during the fiscal year. However, these stocks constituted a relatively small portion of Global Equity's assets, and their returns were too small to offset declines elsewhere.

     For further details on the fund's individual securities, please see the Report from the Adviser on page 6.

LIFETIME PERFORMANCE OVERVIEW

Although the Global Equity Fund outpaced its peers during the past year, we believe that longer periods are most helpful in evaluating a fund's performance.


--------------------------------------------------------------------------------
TOTAL RETURNS                                          AUGUST 14, 1995,* THROUGH
                                                                OCTOBER 31, 2001
                                              ----------------------------------
                                               AVERAGE            FINAL VALUE OF
                                                ANNUAL                 A $10,000
                                                RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Global Equity Fund                       8.0%                  $ 16,100
Average Global Fund                               6.6                     14,868
MSCI All Country World Index                      6.4                     14,668
--------------------------------------------------------------------------------
*Global Equity Fund's inception date.


     The accompanying table compares your fund's annualized return since its 1995 inception with those of its comparative measures. It also shows how a $10,000 investment in each would have grown over the six-year period, assuming the reinvestment of income and capital gains distributions. As you can see, your fund outperformed its average competitor and its benchmark index. As should be expected, not every year was a winner. The fund's cautious stance toward the U.S. stock market and its bias toward value stocks hurt our relative performance during the late 1990s, when large growth stocks drove the market. Marathon Asset Management Limited persevered with its investment strategy even when some investors were jumping on the growth-at-any-cost bandwagon. Now the Global Equity Fund's long-term shareholders have been rewarded, at least in a relative sense, for their patience, as the fund has borne up better in the downturn since early 2000.

     We are confident that we can provide better returns than peer funds over the long haul both because of Marathon's disciplined investment approach and because of Vanguard's cost advantage. Your fund has an expense ratio (annual expenses as a percentage of average net assets) of 1.08%, or $10.80 per $1,000 in assets, which is well below that of its average peer (1.76%, or $17.60 per $1,000). Over time such a cost difference can be crucial: It means that our competitors have to generate, on average, a higher gross return than ours-- year in and year out--to match our net returns.

IN SUMMARY

The past 12 months have been tumultuous both for the financial markets and for the nation as a whole. Just as no one could have predicted the events of September 11, there is no way to foresee what lies ahead. Uncertainty is always present in the financial markets, and occasional downturns are simply inevitable.

     Today, as always, we recommend a simple strategy for dealing with these risks as you move toward long-term financial goals: Hold a portfolio that is diversified across market segments and across asset classes--stocks, bonds, and short-term investments--in proportions appropriate for your objectives, time horizon, and risk tolerance. Once you have that portfolio in place, stay the course. Thank you for your loyalty and trust. We look forward to reporting to you six months hence.

Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

November 15, 2001

REPORT FROM THE ADVISER

VANGUARD GLOBAL EQUITY FUND fell -7.7% during the 12 months ended October 31, 2001, compared with a -25.2% decline for the fund's benchmark, the MSCI All Country World Index, and an average decline of -25.9% for our peer group of global equity funds.

THE INVESTMENT ENVIRONMENT

The investment environment was transformed over the past year or so as investor euphoria gave way to widespread pessimism, despite a progressive lowering of interest rates in most countries. The fiscal year ended on a particularly depressing note, given the horrific events of September 11.

     In hindsight, it is now clear that the 1998-2000 period witnessed one of the greatest bubbles in stock market history. The bubble's origins lay in an extended period of economic prosperity and an attendant boom in corporate profits. However, the unprecedented excesses in valuation were caused by a number of other contributing factors, including the growing popularity of momentum investing and the difficulty in valuing companies whose values lay disproportionately in the future and whose balance sheets consisted of intangible, rather than tangible, assets.

     In our letter to you last year, we remarked that the stock market had come to resemble a casino: It was run, like all gambling concerns, to maximize "the house take" rather than the "winnings" of the participants. One year later we have no reason to eat our words. Indeed, it now looks as if the "new era" was little more than an enormous red herring designed to part investors from their savings. Some of the practices of investment banks, in particular, bear more than a passing resemblance to activities in the 1920s.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.
--------------------------------------------------------------------------------

     The fallout from the boom years is likely to include an extended period of low interest rates as demand for capital and associated investment remain low; prolonged weakness in the technology, media, and telecommunications (TMT) sectors as excess capacity in those industries is whittled away; and a political environment in which the investing community receives much-needed scrutiny (which, in turn, may lead to partial reregulation of the securities industry). Finally, investors seem likely to witness a period of increased conservatism in the investment community; a preference for cash and bonds over other, riskier, assets; and the use of more conservative valuation techniques by market analysts.

     Remarkably, amid all the uncertainty, large areas of the world's equity markets are holding their own. The travails of the equity markets are, arguably, confined to two or three sectors whose industries have high weightings in capitalization-weighted indexes. Recall, too, that in the United States, from the Nasdaq Composite Index's peak in March 2000 through September 10, 2001, no less than 63% of the equities listed on the New York Stock Exchange actually rose in price. This observation counsels against excessive caution.

THE FUND'S SUCCESSES

We have remarked in prior letters that the Global Equity Fund's assets are invested very differently from the structure of capitalization-weighted indexes, which has led to returns that are independent of the fund's benchmark and some other global funds. Our view has been that large-cap shares, particularly those in the telecom and tech sectors, are fully valued, and that more reasonable investment opportunities lie elsewhere. The Global Equity Fund has a significant mid-cap and value-oriented bias. For example, as of October 31, the price/book value of the portfolio was 1.2x, versus 2.3x for the benchmark. In addition, the fund is underweighted in the United States, where corporate profitability was only recently close to a cyclical peak, and overweighted in Asia, where profits are depressed.

     In the 2001 fiscal year, these decisions generally served the fund well. Your fund beat its benchmark handsomely, which was overwhelmingly due to the portfolio bets mentioned above, as well as to strong stock selection in almost all market areas. Moreover, as mentioned in last year's report, during the bubble we sold various growth stocks at what later proved to be unsustainably high prices and, therefore, put the fund in a stronger position to withstand the current period.


THE FUND'S SHORTFALLS

Following the catastrophes of September 11, which led to the U.S. stock market's further steep decline, we took little immediate action with respect to the portfolio. To do so would have smacked too much of shutting the stable doors after the horses had bolted. On the contrary, it seemed to us that the tragedy produced some intriguing buying opportunities, especially in parts of the travel, leisure, and insurance industries. We added to various positions in those areas in the hope that investment gains will occur as the world returns to normal. This cautious optimism may be mildly contrarian, but in our experience one requirement of investment success is to be disciplined about buying when others are fearful.

     A second, but earlier, theme during the fund's fiscal year was our decision to increase the portfolio's weighting in companies that, until recently, had been regarded as growth stocks. During the 12 months, the fund initiated new investment positions in a range of companies whose valuations precluded consideration only 18 months ago: Nortel Networks, Palm, TietoEnator, Atos Origin, The Sage Group, Alcatel, i-CABLE Communications, and SmarTone Telecommunications.

     At this writing, these purchases look premature, admittedly. The objective has not been to buy them at the exact nadir of their share price fortunes-- an unlikely goal, in our opinion--but rather to invest at market prices that undervalue such firms' long-term prospects, based on our assessment of their intangible assets. We have been constrained also by our self-imposed requirements that we understand the businesses and that their valuations afford investors a margin of safety. We suspect that such shares may well become as undervalued in the bear market as they were overvalued during the recent euphoria. For that reason, the Global Equity Fund's underweight in the TMT sectors has been significantly reduced, but not yet eliminated.

     While we have done well in stock-picking in Asia, the fund has yet to benefit significantly from its substantial exposure there. Overall, 23% of the fund's assets were in the Far East as of October 31, 2001, compared with about 15% for the benchmark index. We made many of these investments in the context of the depressed prices produced by Asia's financial crisis. We expect a cyclical profits recovery in Southeast Asia and continued pro-shareholder reform in Japan. Although these investments have yet to pay off significantly, our long-term confidence is undimmed, and post-September 11, these already stress-tested markets should prove defensive.

THE FUND'S POSITIONING

The fund ended the fiscal year with some 92% of assets invested in equities, which constituted a bullish stance, given the prevailing uncertainty. With bad economic and corporate news almost universal, investor pessimism was easy to understand. However, as stated, it is often productive to be positive when others are cautious. In large parts of the equity world, valuations are at recessionary levels. With central banks cutting interest rates, some sort of stock market recovery has a better-than-even chance over the next 18 months, in our opinion. The portfolio retains a significant value bias, even though we have been a purchaser of erstwhile growth stocks for much of the past year. The fund has a range of sector exposures that are likely to perform well early in any upcoming economic cycle.

JEREMY HOSKING, PORTFOLIO MANAGER
MARATHON ASSET MANAGEMENT LIMITED

NOVEMBER 13, 2001

FUND PROFILE                                              AS OF OCTOBER 31, 2001
 FOR GLOBAL EQUITY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on page 11.

---------------------------------------------
PORTFOLIO CHARACTERISTICS
                                         MSCI
                             FUND      INDEX*
---------------------------------------------
Number of Stocks              316       2,033
Turnover Rate                  27%         --
Expense Ratio                1.08%         --
Cash Investments              7.9%         --
---------------------------------------------

-----------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

ProQuest Company                           1.3%
 (media)
Burlington Northern Santa Fe Corp.         1.2
 (railroad)
Berkshire Hathaway Inc. Class B            1.0
 (conglomerate)
First Data Corp.                           0.9
 (financial services)
Toys R Us, Inc.                            0.9
 (retail)
Waste Management, Inc.                     0.9
 (commercial services)
Northwest Airlines Corp. Class A           0.9
 (air transportation)
Baxter International, Inc.                 0.9
 (biotechnology)
Moody's Corp.                              0.9
 (diversified services)
IMS Health, Inc.                           0.8
 (health care)
-----------------------------------------------
Top Ten                                    9.7%
-----------------------------------------------

-------------------------------------
VOLATILITY MEASURES
                                 MSCI
                        FUND   INDEX*
-------------------------------------
R-Squared               0.72     1.00
Beta                    0.77     1.00
-------------------------------------

----------------------------
ALLOCATION BY REGION

North America             42
Europe                    28
Pacific                   21
Emerging Markets           9
----------------------------

                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*MSCI All Country World Index.
Country Diversification table is on page 10.

-----------------------------------------
COUNTRY DIVERSIFICATION
 (% OF COMMON STOCKS)

                        FUND         MSCI
                                   INDEX*
-----------------------------------------
EUROPE
United Kingdom         10.9%        10.0%
France                  4.5          4.8
Sweden                  2.7          0.9
Netherlands             2.0          2.4
Germany                 1.8          3.3
Spain                   1.4          1.4
Finland                 1.3          0.8
Italy                   1.2          2.0
Switzerland             0.9          3.1
Denmark                 0.6          0.4
Ireland                 0.6          0.3
Norway                  0.4          0.2
Belgium                 0.2          0.4
Austria                 0.0          0.1
Greece                  0.0          0.2
Portugal                0.0          0.2
-----------------------------------------
Subtotal               28.5%        30.5%
-----------------------------------------
PACIFIC
Japan                  11.2%         9.6%
Singapore               3.7          0.4
Australia               2.9          1.4
Hong Kong               2.7          0.8
New Zealand             0.2          0.1
-----------------------------------------
Subtotal               20.7%        12.3%
-----------------------------------------
EMERGING MARKETS
South Africa            4.3%         0.5%
Thailand                1.5          0.1
Malaysia                1.4          0.4
Indonesia               0.7          0.1
China                   0.4          0.3
Mexico                  0.4          0.6
Philippines             0.2          0.0
Argentina               0.0          0.1
Brazil                  0.0          0.4
Chile                   0.0          0.2
Hungary                 0.0          0.1
India                   0.0          0.3
Israel                  0.0          0.2
Poland                  0.0          0.1
Russia                  0.0          0.2
South Korea             0.0          0.6
Taiwan                  0.0          0.6
Turkey                  0.0          0.1
-----------------------------------------
Subtotal                8.9%         4.9%
-----------------------------------------
NORTH AMERICA
United States          37.1%        50.3%
Canada                  4.8          2.0
-----------------------------------------
Subtotal               41.9%        52.3%
-----------------------------------------
Total                 100.0%       100.0%
-----------------------------------------
*MSCI All Country World Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY                                      AS OF OCTOBER 31, 2001
 FOR GLOBAL EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 14, 1995-OCTOBER 31, 2001

                                                               MSCI ALL
                     GLOBAL              AVERAGE          COUNTRY WORLD
                EQUITY FUND        GLOBAL FUND**                  INDEX

8/14/1995             10000                10000                  10000
   199510             10050                10030                  10190
   199601             10780                10727                  11027
   199604             11603                11428                  11562
   199607             11181                10990                  11186
   199610             11763                11586                  11780
   199701             12248                12451                  12427
   199704             12310                12435                  12752
   199707             14002                14446                  14840
   199710             13197                13498                  13634
   199801             13202                13874                  14320
   199804             14914                15815                  16097
   199807             14053                15633                  16065
   199810             13202                14215                  15374
   199901             14239                16022                  17403
   199904             16313                16921                  18527
   199907             16775                17652                  18706
   199910             16703                18205                  19434
   200001             17193                20429                  20583
   200004             17536                20978                  21002
   200007             17460                20974                  20536
   200010             17447                20072                  19599
   200101             18420                19387                  19171
   200104             18278                17773                  17566
   200107             18007                16861                  16569
   200110             16100                14868                  14668
--------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED OCTOBER 31, 2001
                              ----------------------------------     FINAL VALUE
                                    ONE      FIVE          SINCE    OF A $10,000
                                   YEAR     YEARS     INCEPTION*      INVESTMENT

Global Equity Fund               -7.72%      6.48%          7.97%       $ 16,100
Average Global Fund**           -25.93       5.11           6.59          14,868
MSCI All Country World Index    -25.16       4.48           6.36          14,668
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) AUGUST 14, 1995-OCTOBER 31, 2001


                                        MSCI ALL
                     GLOBAL        COUNTRY WORLD
                EQUITY FUND                INDEX

1995                    0.5                  1.9
1996                   17.0                 15.6
1997                   12.2                 15.7
1998                    0.0                 12.8
1999                   26.5                 26.4
2000                    4.5                  0.9
2001                   -7.7                -25.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                                             ONE    FIVE -----------------------
                          INCEPTION DATE    YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Global Equity Fund             8/14/1995   -9.35%   6.28%   6.14%   1.56%  7.70%
--------------------------------------------------------------------------------
 *August 14, 1995.
**Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.

Your Fund's After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED OCTOBER 31, 2001
                                                                          SINCE
                                            ONE YEAR    FIVE YEARS    INCEPTION*
                                          --------------------------------------
Global Equity Fund
  Returns Before Taxes                        -7.72%         6.48%         7.97%
  Returns After Taxes on Distributions       -10.23          4.48          6.29
  Returns After Taxes on Distributions
    and Sale of Fund Shares                   -3.20          4.70          6.06
--------------------------------------------------------------------------------
*August 14, 1995.

FINANCIAL STATEMENTS
  OCTOBER 31, 2001
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GLOBAL EQUITY FUND                                  SHARES                (000)
-------------------------------------------------------------------------------
COMMON STOCKS (92.1%)
-------------------------------------------------------------------------------
AUSTRALIA (2.7%)
  WMC Ltd.                                  $      224,000       $        1,055
  Australia & New Zealand
    Bank Group Ltd.                                106,424                 958
  Santos Ltd.                                      254,000                 815
  Normandy Mining Ltd.                             572,251                 404
  CSR Ltd.                                          71,098                 226
  Goldfields Ltd.                                  113,155                 142
  Iluka Resources Ltd.                              60,516                 115
  Orica Ltd.                                        44,575                 104
  Caltex Australia Ltd.                             73,000                  44
                                                                 --------------
                                                                 $        3,863
                                                                 --------------
BELGIUM (0.2%)
  Dexia                                             20,000                  309

CANADA (4.4%)
  Imperial Oil Ltd.                                 43,100                1,197
  Alcan Inc.                                        32,400                  995
  Rogers Communications, Inc. Class B               56,000                  744
  Abitibi-Consolidated Inc.                        120,000                  734
* Hudson's Bay Co.                                  69,000                  611
* Fairfax Financial Holdings Ltd.                    4,000                  525
  PanCanadian Energy Corp.                          17,500                  488
* Fairmont Hotels & Resorts Inc.                    20,200                  360
* Air Canada                                       175,544                  250
  Fording Inc.                                      13,200                  205
  Stelco, Inc. Class A                             100,500                  138
  Stelco Inc. Series A Cvt.                         50,000                   69
* Canadian Zinc Corp.                               70,000                    5
                                                                 --------------
                                                                 $        6,321
                                                                 --------------

CHINA (0.4%)
  The Guangshen Railway Co., Ltd.                2,299,500                  374
* China Southern Airlines Company Ltd.             803,000                  201
                                                                 --------------
                                                                 $          575
                                                                 --------------
DENMARK (0.6%)
  TDC A/S                                           13,000                  447
  Coloplast A/S B Shares                             3,900                  285
  Bang & Olufsen A/S B Shares                        5,000                   90
                                                                 --------------
                                                                 $          822
                                                                 --------------
FINLAND (1.2%)
  Sampo Oyj A Shares                                47,000                  423
  TietoEnator Oyj B Shares                          18,520                  415
  Metso Oyj                                         42,500                  415
  M-Real Oyj B Shares                               43,000                  267
  KCI Konecranes International PLC                   6,000                  148
                                                                 --------------
                                                                 $        1,668
                                                                 --------------
FRANCE (4.1%)
  Pechiney SA A Shares                              19,599                  900
  Usinor Sacilor SA                                 65,500                  690
  Alcatel SA                                        39,900                  603
  BNP Paribas                                        6,261                  521
  Aventis                                            7,201                  518
  Thales Ex Thomson CSF                             12,000                  462
  Scor SA                                           11,700                  392
  Cie. de St. Gobain SA                              2,800                  390

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                    SHARES                (000)
-------------------------------------------------------------------------------
  Vivendi Universal SA                      $        7,623       $          356
  Groupe Danone                                      3,000                  347
  Carrefour SA                                       5,788                  296
  Clarins SA                                         4,308                  231
* Atos Origin                                        3,000                  219
                                                                 --------------
                                                                 $        5,925
                                                                 --------------
GERMANY (1.6%)
  Fresenius Medical Care AG ADR                     28,344                  590
  Buderus AG                                        18,200                  457
  E.On AG                                            8,720                  455
  Bayerische Motoren Werke AG                       13,280                  395
  Deutsche Post AG                                  17,000                  244
  Bayerische Hypo-und Vereinsbank AG                 6,000                  185
                                                                 --------------
                                                                 $        2,326
                                                                 --------------
HONG KONG (2.4%)
  Hong Kong & China Gas Co., Ltd.                  516,159                  645
  Television Broadcasts Ltd.                       188,000                  554
  Hysan Development Co., Ltd.                      556,146                  456
  Cafe De Coral Holdings                           725,000                  423
  Cathay Pacific Airways Ltd.                      301,000                  305
  Hong Kong Exchanges & Clearing Ltd.              200,000                  268
* i-CABLE Communications Ltd.                      346,000                  191
  Hong Kong and Shanghai Hotels Ltd.               500,000                  167
* SmarTone Telecommunications Ltd.                 146,000                  165
  Hong Kong Aircraft & Engineering Co., Ltd.        97,000                  139
  First Pacific Co. Ltd.                         1,307,000                  137
  Mandarin Oriental International Ltd.             257,690                   90
                                                                 --------------
                                                                 $        3,540
                                                                 --------------
INDONESIA (0.7%)
  PT Semen Gresik TbK                              540,000                  366
* PT Astra International Tbk                     1,172,000                  199
  PT Matahari Putra Prima Tbk                    3,776,000                  180
  PT Gudang Garam Tbk                              158,000                  136
  PT Bank Pan Indonesia Tbk                      2,679,600                   47
  PT Citra Marga Nusaphala Persada Tbk             774,000                   28
* PT Mulia Industrindo Tbk                         921,000                   17
* PT Lippo Bank (Local) Tbk                        943,000                    3
                                                                 --------------
                                                                 $          976
                                                                 --------------

IRELAND (0.6%)
  Bank of Ireland                                   43,000                  385
* Independent News & Media PLC                     181,488                  289
  Fyffes PLC                                       134,000                  147
                                                                 --------------
                                                                 $          821
                                                                 --------------
ITALY (1.1%)
  Luxottica Group SpA ADR                           50,000                  788
  Saipem SpA                                        75,000                  371
  Banca Popolare di Milano SpA                      57,120                  200
  Unicredito Italiano SpA                           40,000                  148
* Industrie Natuzzi SpA ADR                         12,200                  142
                                                                 --------------
                                                                 $        1,649
                                                                 --------------
JAPAN (10.3%)
  Tokyo Gas Co., Ltd.                              246,000                  766
  Itochu Corp.                                     238,000                  698
  Ono Pharmaceutical Co., Ltd.                      18,500                  589
  Fuji Electric Co., Ltd.                          208,000                  581
  Nippon Mitsubishi Oil Corp.                      108,000                  575
  Nippon Telegraph and Telephone Corp.                 126                  519
  Daiichi Pharmaceutical Co., Ltd.                  22,000                  517
  Kirin Brewery Co., Ltd.                           66,000                  503
  Shiseido Co., Ltd.                                46,000                  455
  Toppan Printing Co., Ltd.                         48,000                  447
  Sumitomo Trust & Banking Co., Ltd.                80,000                  446
  Bank of Yokohama Ltd.                            124,000                  442
  Toyo Seikan Kaisha Ltd.                           32,000                  417
  Dai-Nippon Printing Co., Ltd.                     36,000                  384
  Hitachi Ltd.                                      56,000                  382
  Sumitomo Corp.                                    62,000                  363
  Aisin Seiki Co.                                   28,000                  347
  Nisshinbo Industries, Inc.                        72,000                  335
  Nippon Sanso Corp.                               100,000                  303
  Yamaha Motor Co., Ltd.                            44,000                  274
  Kyocera Corp.                                      4,000                  272
  Lion Corp.                                        68,000                  266
* UFJ Holdings Inc.                                     56                  250
  Ebara Corp.                                       36,000                  247
  Sumitomo Forestry Co.                             42,000                  237
  Sekisui Chemical Co.                              83,000                  237
  Tokyo Broadcasting System, Inc.                   14,000                  234
  Sumitomo Chemical Co.                             60,000                  229
  Matsushita Electric Works, Ltd.                   26,000                  214
  Oki Electric Industry Co. Ltd.                    60,000                  212
  Japan Synthetic Rubber                            32,000                  196
  Ezaki Glico Co.                                   38,000                  195
  Noritake Co., Ltd.                                46,000                  194
  Nippon Broadcasting System, Inc.                   6,000                  194
  Ryosan Co., Ltd.                                  14,000                  182
  Omron Corp.                                       14,000                  178
  Calsonic Kansei Corp.                             60,000                  162
  Yamatake-Honeywell                                19,000                  161
  Lintec Corp.                                      21,000                  141
  Mizuho Holdings, Inc.                                 44                  133
  Hitachi Medical Corp.                             14,000                  132
* Intec, Inc.                                       15,000                  117
  Kansai Paint Co., Ltd.                            44,000                  110
  NIFCO Inc.                                        10,000                  106
  Tabai Espec Corp.                                 20,000                  105
  Yaskawa Electric Corp.                            34,000                  102
* SKY Perfect Communications Inc.                       96                   89
  Nippon Koei Co., Ltd.                             32,000                   82

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GLOBAL EQUITY FUND                                  SHARES                (000)
-------------------------------------------------------------------------------
  Sankyo Seiko Co.                          $       35,000       $           77
  Alpine Electronics Inc.                            8,000                   75
  Ishikawajima-Harima Heavy Industries Co.          32,000                   59
  Inabata & Co., Ltd.                               13,000                   59
* Tsuzuki Denki Co., Ltd.                           27,000                   55
  Hitachi Koki Co.                                  16,000                   46
  Teikoku Oil Co., Ltd.                             10,000                   45
  Taihei Dengyo Kaisha Ltd.                         17,000                   44
  Mizuno Corp.                                      16,000                   43
  Hitachi Electronics Engineering Co., Ltd.         12,000                   38
  ISB Corp.                                          5,000                   37
                                                                 --------------
                                                                 $       14,898
                                                                 --------------

MALAYSIA (1.3%)
  Resorts World Bhd.                               346,000                  473
* Technology Resources Industries Bhd.             602,000                  375
  PPB Group Bhd.                                   189,000                  219
  Malayan Banking Bhd.                             104,305                  195
  Carlsberg Brewery Malaysia Bhd.                   74,500                  192
  Genting Bhd.                                      75,000                  184
  British American Tobacco Bhd.                     19,000                  171
  Kumpulan Guthrie Bhd.                            174,000                   88
                                                                 --------------
                                                                 $        1,897
                                                                 --------------
MEXICO (0.4%)
  Telefonos de Mexico SA Class L ADR                 9,400                  320
  America Movil SA de CV Series L ADR                9,400                  141
* Vitro SA ADR                                      45,000                  105
                                                                 --------------
                                                                 $          566
                                                                 --------------
NETHERLANDS (1.8%)
  Royal Dutch Petroleum Co.                         23,000                1,170
  Koninklijke (Royal) Philips Electronics NV        29,471                  670
  Koninklijke Boskalis Westminster NV               14,033                  390
* Koninklijke KPN NV                                52,780                  204
  Koninklijke Nedlloyd NV                           13,015                  163
                                                                 --------------
                                                                 $        2,597
                                                                 --------------
NEW ZEALAND (0.2%)
  Telecom Corp. of New Zealand Ltd.                 78,217                  150
  Tranz Rail Holdings Ltd.                          47,000                   84
  Wrightson Ltd.                                   150,000                   70
                                                                 --------------
                                                                 $          304
                                                                 --------------

NORWAY (0.4%)
  DNB Holding ASA                                   61,000                  231
  Schibsted ASA                                     18,000                  161
  Rieber & Son ASA                                  25,000                  135
* SE Labels ASA                                      7,258                    5
                                                                 --------------
                                                                 $          532
                                                                 --------------
PHILIPPINES (0.2%)
  Ayala Corp.                                    3,690,000                  313

SINGAPORE (3.4%)
  Jardine Matheson Holdings Ltd.                   189,316                1,060
  Jardine Strategic Holdings Ltd.                  354,500                  851
  Oversea-Chinese Banking Corp., Ltd.              121,000                  696
  Overseas Union Enterprise Ltd.                   131,000                  399
  Singapore Press Holdings Ltd.                     44,100                  382
  Great Eastern Holdings Ltd.                       75,000                  374
  Fraser & Neave Ltd.                               73,000                  274
  DelGro Corp., Ltd.                               196,000                  261
  United Industrial Corp., Ltd.                    588,000                  219
  Sembcorp Marine Ltd.                             440,000                  211
* Brierley Investments Ltd.                        892,000                  120
                                                                 --------------
                                                                 $        4,847
                                                                 --------------

SOUTH AFRICA (4.0%)
  Anglo American PLC                                90,814                1,171
  Gold Fields Ltd.                                 118,442                  538
  South African Breweries Ltd.                      83,903                  523
  Firstrand Ltd.                                   581,000                  472
* Hosken Consolidated Investments Ltd.           1,300,000                  414
  Gencor Ltd.                                      135,000                  412
  Pretoria Portland Cement Co.                      56,000                  410
  Barloworld Ltd.                                   72,200                  381
  Anglogold Ltd. ADR                                21,370                  355
  Sanlam Ltd.                                      351,000                  328
  JD Group Ltd.                                     63,446                  221
* Kersaf Investment Ltd.                            74,179                  172
* Iscor Ltd.                                        47,362                  155
  Edgars Consolidated Stores Ltd.                   46,449                  139
  Standard Bank Investment Corp. Ltd.               17,123                   56
                                                                 --------------
                                                                 $        5,747
                                                                 --------------
SPAIN (1.3%)
  Acerinox SA                                       15,500                  486
  Banco Popular Espanol SA                          14,400                  484
  Acciona SA                                         8,600                  306
* NH Hoteles SA                                     32,000                  297
  Centros Comerciales Carrefour SA                  17,400                  214
  Viscofan Industria Navarra de
    Envolturas Celulosicas SA                       16,800                   74
  Prosegur Cia de Seguridad SA
    (Registered)                                     5,000                   61
                                                                 --------------
                                                                 $        1,922
                                                                 --------------
SWEDEN (2.5%)
  Stora Enso Oyj R Shares                           80,299                  966
  Svenska Cellulosa AB B Shares                     28,000                  635
  Telefonaktiebolaget LM Ericsson AB Class B       117,300                  510

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                    SHARES                (000)
-------------------------------------------------------------------------------
  Electrolux AB Series B                    $       42,000       $          506
  Svenska Handelsbanken AB A Shares                 34,500                  427
  ABB Ltd.                                          26,588                  226
  Hoganas AB B Shares                               12,750                  189
  OM AB                                             11,200                  121
                                                                 --------------
                                                                 $        3,580
                                                                 --------------
SWITZERLAND (0.8%)
  Novartis AG (Registered)                          15,840                  593
  SGS Societe Generale de
    Surveillance Holding SA (Registered)             1,250                  192
  Publigroupe SA                                     1,040                  146
  Sarna Kunststoff Holding AG (Registered)             100                   86
  Charles Voegele Holding AG                         1,780                   58
  Phoenix Mecano AG                                    200                   38
* Syngenta AG                                          296                   15
                                                                 --------------
                                                                 $        1,128
                                                                 --------------
THAILAND (1.4%)
* Siam Cement PLC (Local)                           84,000                  759
* Siam Cement PLC (Foreign)                         38,600                  418
  Advanced Information Services Co. Ltd.
    (Foreign)                                      334,000                  310
  Post Publishing PLC (Foreign)                    130,000                  116
* Thai Farmers Bank PLC (Foreign)                  296,000                  111
* National Finance & Securities PLC
    (Foreign)                                      519,000                  101
* Total Access Communication PLC (Local)            41,000                   49
* Golden Land Property Development Public
    Co. Ltd.                                       225,645                   47
* Siam Commercial Bank PLC (Foreign)               120,000                   39
  Matichon PLC (Foreign)                            25,000                   32
  MBK Properties & Development Co. (Foreign)        59,000                   30
* Golden Land Property Development Public
    Co. Ltd. Non-Voting Depository Receipt          87,465                   17
* Siam Commercial Bank Warrants Exp.
    5/10/2002                                       51,000                    1
                                                                 --------------
                                                                 $        2,030
                                                                 --------------
UNITED KINGDOM (10.0%)
  Shell Transport & Trading Co.                    141,000                1,056
  Diageo PLC                                        93,628                  935
  Hanson PLC                                       131,250                  899
  Barclays PLC                                      25,900                  780
  Associated British Ports Holdings PLC            122,400                  753
  Reed International PLC                            89,000                  729
  Rentokil Initial PLC                             187,000                  673
  Rio Tinto PLC                                     41,000                  665
  Arriva PLC                                       150,333                  638
  BAA PLC                                           62,500                  499
  BP PLC                                            59,000                  476
  BAE Systems PLC                                   93,000                  452
  The Sage Group PLC                               147,000                  451
  Compass Group PLC                                 60,735                  443
  British Telecommunications PLC                    80,600                  408
  Pilkington PLC                                   270,500                  392
  Airtours PLC                                     142,500                  392
  Imperial Chemical Industries PLC                  81,000                  382
  WPP Group PLC                                     41,500                  376
  Reckitt Benckiser PLC                             24,290                  339
  Smiths Group PLC                                  33,810                  335
  Boots Co. PLC                                     37,500                  330
  Stagecoach Group PLC                             392,240                  314
  Provident Financial PLC                           32,456                  301
* Telewest Communications PLC                      331,500                  236
  Hilton Group PLC                                  75,000                  193
  Kidde PLC                                        205,000                  164
  P & O Princess Cruises PLC                        46,000                  164
  The Peninsular & Oriental Steam
    Navigation Co.                                  46,000                  140
  EMI Group PLC                                     29,000                  117
  Enodis PLC                                       119,000                  114
* PIC International Group PLC                      160,000                   87
  Granada PLC                                       37,735                   71
  Devro PLC                                         88,000                   68
  Aga Foodservice Group PLC                         21,000                   65
  Railtrack Group PLC                               86,000                    0
                                                                 --------------
                                                                 $       14,437
                                                                 --------------
UNITED STATES (34.1%)
AUTO & Transportation (5.2%)
  Burlington Northern Santa Fe Corp.                66,500                1,787
* Northwest Airlines Corp.Class A                   98,000                1,258
  General Motors Corp.                              22,100                  913
* Lear Corp.                                        28,100                  863
* Kansas City Southern Industries, Inc.             61,000                  763
  TRW, Inc.                                         21,000                  710
  Delphi Automotive Systems Corp.                   54,322                  631
* Continental Airlines, Inc. Class B                35,300                  617

CONSUMER DISCRETIONARY (7.7%)
* ProQuest Company                                  55,000                1,881
* Toys R Us, Inc.                                   69,000                1,311
  Waste Management, Inc.                            53,000                1,299
  J.C. Penney Co., Inc.                             53,000                1,151
  Ethan Allen Interiors, Inc.                       34,000                1,088
  Hasbro, Inc.                                      49,000                  812
* Mandalay Resort Group                             46,000                  759

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GLOBAL EQUITY FUND                                  SHARES                (000)
-------------------------------------------------------------------------------
* Mattel, Inc.                              $       40,000       $          757
  Eastman Kodak Co.                                 27,500                  703
  Reader's Digest Assn., Inc. Class A               39,500                  699
  The Limited, Inc.                                 53,556                  597

CONSUMER STAPLES (2.1%)
  Philip Morris Cos., Inc.                          23,600                1,104
  Sara Lee Corp.                                    42,000                  936
  McCormick & Co., Inc.                             21,000                  919

FINANCIAL SERVICES (4.7%)
  First Data Corp.                                  20,000                1,351
  Moody's Corp.                                     36,000                1,250
  Unitrin, Inc.                                     25,600                  988
  MBIA, Inc.                                        19,500                  898
  Mercury General Corp.                             20,000                  869
  Capital One Financial Corp.                       19,300                  797
  Plum Creek Timber Company Inc.                    19,454                  538

HEALTH CARE (2.4%)
  Baxter International, Inc.                        26,000                1,258
  IMS Health, Inc.                                  57,000                1,218
* WellPoint Health Networks Inc. Class A             8,700                  971

MATERIALS AND PROCESSING (4.7%)
* Scotts Co.                                        28,900                1,165
  Agrium, Inc.                                     121,750                1,157
  Temple-Inland Inc.                                23,000                1,150
  Monsanto Co.                                      33,000                1,033
  PPG Industries, Inc.                              18,500                  903
* Freeport-McMoRan Copper & Gold Inc.
    Class B                                         63,800                  708
* Inco Ltd.                                         45,000                  614
* LTV Corp.                                        268,000                   27

OTHER ENERGY (1.2%)
  Baker Hughes, Inc.                                31,000                1,111
  Massey Energy Co.                                 29,700                  609

PRODUCER DURABLES (0.7%)
  Xerox Corp. 152,100 1,065
  Technology (3.0%)
  Raytheon Company                                  37,200                1,200
* Dell Computer Corp.                               31,000                  743
* Unisys Corp.                                      81,900                  731
  Nortel Networks Corp.                             91,030                  529
* Palm, Inc.                                       176,000                  433
* Sabre Holdings Corp.                              13,730                  361
  Hewlett-Packard Co.                               20,600                  347

UTILITIES (0.7%)
  SBC Communications Inc.                           25,716                  980

OTHER (1.7%)
* Berkshire Hathaway Inc. Class B                      620                1,459
* FMC Corp.                                         20,000                  949
                                                                 --------------
                                                                 $       48,970
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $145,337)                                              $      132,563
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.3%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  2.60%, 11/1/2001                                 $10,308               10,308
  2.60%, 11/1/2001--Note F                           4,572                4,572
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $14,880)                                                        14,880
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
    (Cost $160,217)                                                     147,443
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      1,758
Security Lending Collateral Payable
  to Brokers--Note F                                                     (4,572)
Other Liabilities                                                          (660)
                                                                 ---------------
                                                                         (3,474)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 12,734,084 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $      143,969
================================================================================
NET ASSET VALUE PER SHARE                                        $        11.31
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note D                     $      149,897       $        11.77
Undistributed Net
  Investment Income--Note D                          1,258                  .10
Accumulated Net Realized
  Gains--Note D                                      5,591                  .44
Unrealized Depreciation--Notes D and E
  Investment Securities                            (12,774)               (1.00)
  Foreign Currencies                                    (3)                   --
--------------------------------------------------------------------------------
NET ASSETS                                  $      143,969       $        11.31
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

-----------------------------------------------------------------
                                               GLOBAL EQUITY FUND
                                      YEAR ENDED OCTOBER 31, 2001
                                                            (000)
-----------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                          $    2,910
  Interest                                                   168
  Security Lending                                            64
-----------------------------------------------------------------
Total Income                                               3,142
-----------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                631
    Performance Adjustment                                   192
  The Vanguard Group--Note C
    Management and Administrative                            581
    Marketing and Distribution                                18
  Custodian Fees                                              97
  Auditing Fees                                               15
  Shareholders' Reports                                       24
-----------------------------------------------------------------
  Total Expenses                                           1,558
-----------------------------------------------------------------
NET INVESTMENT INCOME                                      1,584
-----------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                               6,214
  Foreign Currencies                                         (66)
-----------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                   6,148
-----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                  (20,374)
  Foreign Currencies                                          17
-----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         (20,357)
-----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                         $  (12,625)
=================================================================
*Dividends are net of foreign withholding taxes of $202,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                   GLOBAL EQUITY FUND
                                                 YEAR ENDED OCTOBER 31,
                                      -----------------------------------------
                                                  2001                     2000
                                                 (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                     $    1,584           $        2,680
  Realized Net Gain (Loss)                       6,148                   13,688
  Change in Unrealized Appreciation
    (Depreciation)                             (20,357)                 (10,916)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                 (12,625)                   5,452
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                         (2,649)                  (1,692)
  Realized Capital Gain                        (11,917)                  (7,896)
--------------------------------------------------------------------------------
    Total Distributions                        (14,566)                  (9,588)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        44,590                   39,982
  Issued in Lieu of Cash Distributions          13,636                    9,016
  Redeemed*                                    (27,482)                 (29,900)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                        30,744                   19,098
--------------------------------------------------------------------------------
  Total Increase (Decrease)                      3,553                   14,962
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          140,416                  125,454
--------------------------------------------------------------------------------
  End of Period                             $  143,969           $      140,416
================================================================================

1Shares Issued (Redeemed)
  Issued                                         3,576                    2,872
  Issued in Lieu of Cash Distributions           1,131                      656
  Redeemed                                      (2,214)                  (2,184)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
     Outstanding                                 2,493                    1,344
================================================================================
*Net of redemption fees of $49,000 and $206,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------
                                                                             GLOBAL EQUITY FUND
                                                                           YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2001            2000       1999       1998         1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    13.71      $    14.10  $   12.11   $  12.79   $   11.72
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .13             .26        .20        .19         .19
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         (1.10)            .37       2.80       (.20)       1.21
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        (.97)            .63       3.00       (.01)       1.40
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.26)           (.18)      (.26)      (.23)       (.14)
  Distributions from Realized Capital Gains                (1.17)           (.84)      (.75)      (.44)       (.19)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (1.43)          (1.02)     (1.01)      (.67)       (.33)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $    11.31      $    13.71  $   14.10   $  12.11   $   12.79
===================================================================================================================

TOTAL RETURN*                                             -7.72%           4.45%     26.52%      0.04%      12.19%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $      144      $      140  $     125   $    121   $     128
  Ratio of Expenses to Average Net Assets                  1.08%           0.70%      0.71%      0.68%       0.71%
  Ratio of Net Investment Income to Average Net Assets     1.10%           1.88%      1.39%      1.47%       1.67%
  Portfolio Turnover Rate                                    27%             31%        36%        34%         24%
===================================================================================================================
*Total  returns do not reflect the 1% fee  assessed  through  April 6, 2001,  on redemptions of shares held for less than five years.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. For the year ended October 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.44% of the fund's average net assets before an increase of $192,000 (0.13%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 2001, the fund had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended October 31, 2001, the fund purchased $44,840,000 of investment securities and sold $37,061,000 of investment securities, other than temporary cash investments.

     During the year ended October 31, 2001, the fund realized net foreign currency losses of $66,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. There was no unrealized appreciation on passive foreign investment company holdings at October 31, 2001. During the year ended October 31, 2001, the fund realized gains on the sale of passive foreign investment companies of $35,000, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

     During the year ended October 31, 2001, the fund received securities with a value of $312,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. For financial statement purposes, the fund has unrealized gains on these securities that are $312,000 greater than tax basis gains. These unrealized gains are included in distributable net investment income for tax purposes, and accordingly have been reclassified from unrealized appreciation to undistributed net investment income.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $205,000 from undistributed net investment income, and $590,000 from accumulated net realized gains, to paid-in capital.

E. At October 31, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $12,774,000, consisting of unrealized gains of $17,341,000 on securities that had risen in value since their purchase and $30,115,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency losses of $3,000 resulting from the translation of other assets and liabilities at October 31, 2001.

F. The market value of securities on loan to broker/dealers at October 31, 2001, was $3,497,000, for which the fund held cash collateral of $4,572,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

NOVEMBER 30, 2001

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD GLOBAL EQUITY FUND

     This information for the fiscal year ended October 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $10,163,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on October 31, 2001, are as follows:

--------------------------------------------------------
                             GROSS FOREIGN       FOREIGN
COUNTRY                          DIVIDENDS           TAX
--------------------------------------------------------
Australia                           0.0123        0.0003
Belgium                             0.0006        0.0001
Canada                              0.0090        0.0014
China                               0.0022        0.0000
Denmark                             0.0014        0.0001
Finland                             0.0077        0.0001
France                              0.0101        0.0007
Germany                             0.0028        0.0001
Hong Kong                           0.0156        0.0000
Indonesia                           0.0034        0.0005
Ireland                             0.0013        0.0000
Italy                               0.0018        0.0002
Japan                               0.0154        0.0022
Malaysia                            0.0053        0.0015
Mexico                              0.0040        0.0003
Netherlands                         0.0053        0.0005
New Zealand                         0.0012        0.0002
Norway                              0.0017        0.0002
Philippines                         0.0001        0.0000
Singapore                           0.0132        0.0019
South Africa                        0.0227        0.0000
Spain                               0.0033        0.0004
Sweden                              0.0074        0.0002
Switzerland                         0.0024        0.0003
Thailand                            0.0015        0.0001
United Kingdom                      0.0921        0.0043
--------------------------------------------------------

     The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2001. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2002.

     For corporate shareholders, 12.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

ADVANTAGES OF VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:

* Choose to receive all fund reports, as well as prospectuses, online. * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund Total
International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R)Conservative Growth Fund
LifeStrategy(R)Growth Fund
LifeStrategy(R)Income Fund
LifeStrategy(R)Moderate Growth Fund
STAR(TM)Fund
Tax-Managed Balanced Fund
Wellesley(R)Income Fund
Wellington(TM)Fund


BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard
board             is              noted             in              parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com
Fund Information
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


Q1290 122001